INSTITUTIONAL
                          FIDUCIARY
                          TRUST

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                          SEMI-ANNUAL REPORT
                          DECEMBER 31, 1996

                          FRANKLIN'S IFT
                          MONEY MARKET PORTFOLIO

                          FRANKLIN U.S. GOVERNMENT
                          SECURITIES MONEY MARKET PORTFOLIO

                          FRANKLIN U.S. TREASURY
                          MONEY MARKET PORTFOLIO

                          FRANKLIN U.S. GOVERNMENT AGENCY
                          MONEY MARKET FUND

                          Picture omitted

                          CONTENTS

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                      FRANKLIN'S IFT MONEY MARKET PORTFOLIO       Page 4


                      FRANKLIN U.S. GOVERNMENT SECURITIES
                      MONEY MARKET PORTFOLIO                      Page 6


                      FRANKLIN U.S. TREASURY
                      MONEY MARKET PORTFOLIO                      Page 8


                      FRANKLIN U.S. GOVERNMENT AGENCY
                      MONEY MARKET FUND                          Page 10


For a prospectus on any Franklin Templeton fund, please contact a Franklin Templeton Institutional Services Representative, toll free, at 1-800/632-2000. A prospectus contains more complete information about a fund, including fees, charges, expenses, and risks. Be sure to read it carefully before investing or sending money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



                                                              January 15, 1997

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Charles B. Johnson
CHAIRMAN OF THE BOARD
---------------------

Dear Shareholder:

We are pleased to bring you the semi-annual report for Franklin's
Institutional Fiduciary Trust (the Trust), for the period ended
December 31, 1996.

The Trust was developed specifically to meet the needs of institutional investors. Part of the $180 billion Franklin Templeton Group, the Trust consists of seven separate and distinct series. This report pertains to the following money market funds: Franklin's IFT Money Market Portfolio, Franklin U.S. Government Securities Money Market Portfolio, Franklin U.S. Treasury Money Market Portfolio, and Franklin U.S. Government Agency Money Market Fund. Each portfolio in the Trust has a unique composition designed to meet specific investor preferences.

The U.S. economy achieved moderate growth without the threat of rising inflation, eliminating the need for policy actions by the Federal Reserve during the reporting period. As a result, the federal funds rate target remained unchanged, and the 90-day Treasury bill yield fluctuated within a narrow range. Within this environment, our managers adhered steadfastly to a disciplined investment strategy enabling them to seek out attractive opportunities through a variety of market conditions. We believe this approach benefits our shareholders in the long run, and we will continue to make every effort to employ this strategy going forward.

Thank you for your continued support of Franklin's Institutional
Fiduciary Trust. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Charles B. Johnson
Chairman of the Board
Franklin's Institutional Fiduciary Trust



OVERVIEW OF
THE ECONOMY

Throughout the second half of 1996, U.S. economic growth remained positive, albeit at an unsteady pace. As the third quarter ended, the unemployment rate remained near a cyclical low, causing speculation among many bond investors that further economic growth would push up labor costs, which would eventually be passed on to consumers in the form of higher prices. Consumers, meanwhile, spent less in the third quarter than they had earlier in the year. As a result, third quarter GDP growth turned in an annualized rate of 2.1%, while "real" final sales posted an increase of only 0.4%. As inflation expectations declined, interest rates moved lower during the fourth quarter.

Relatively stable inflation rates, consumer credit problems, and lower-than-expected economic growth from major U.S. trading partners, such as Germany, Japan, and Mexico, helped to keep a cap on interest rates during most of the period, as investors speculated about the future direction of the Federal Reserve's actions. For the period, the Federal Reserve did not raise short-term interest rates. In August, Chairman Alan Greenspan testified before Congress that the Federal Reserve expected economic growth to slow in the second half of 1996, raising hopes of an economic "soft landing" without raising rates. At this time, it appears that this objective has been achieved.

Looking forward, the economy appears headed for more of the same, with most economists predicting slow growth and low inflation. If this forecast is correct, the Federal Reserve will have little reason to make additional policy moves, thus making an argument for continued, stable short-term rates. Clearly, any changes in monetary policy will depend on the economy's response in the coming months. If reports suggest weakness, rate hikes will be unnecessary. On the other hand, if the economy strengthens, the Federal Reserve may be forced to raise short-term interest rates.

-------------------------------------------------------------------------------

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---------------
Thomas J. Runkel, CFA
PORTFOLIO MANAGER

Tom Runkel is a portfolio manager for Franklin's taxable money market funds. He joined Franklin in 1983 and served as an equity and money market trader from 1985 to 1989.

Mr. Runkel received a Bachelor of Science degree in political science from the University of California at Davis and a Master of Business Administration degree from Santa Clara University. He is a Chartered Financial Analyst (CFA).






FUNDS AT A GLANCE

December 31, 1996
-------------------------------------------------------------------------------




                              Franklin's IFT       Franklin U.S.       Franklin U.S.      Franklin U.S.
                              Money Market         Government          Treasury           Government
Portfolios/Characteristics    Portfolio          Securities Money      Money Market       Agency Money
                              (#0140)            Market Portfolios     Portfolio          Market Fund
                                                       (#0142)             (#0143)         (#0146)


7-Day Current Yield1          5.32%                    5.31%               4.94%               4.93%

Avg. Weighted Maturity        48 days                  14 days             49 days             30 days

          Agencies                                                                             x
          BAs                    x
Principal CDs                    x
Holdings2 CP                     x
          RPs                    x                        x
          Treasuries             x                        x                    x               x





1. Yield reflects the interest income per share earned by the Fund's investments for the 7-day period ended December 31, 1996, calculated as an annual percentage rate.

2. The mix of each Fund's or underlying portfolio's holdings of approved investments or maturities will fluctuate. U.S. government securities owned or held under repurchase agreements by the Funds or their underlying portfolios, but not shares of the Funds, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest.


Shares of the Funds are not deposits or obligations of any bank or financial institution. They are not insured or guaranteed by any such institution, the FDIC, the U.S. government or any government agency, and involve investment risks, including possible loss of the principal amount invested.




FRANKLIN'S IFT MONEY
MARKET PORTFOLIO

The investment objective for Franklin's IFT Money Market Portfolio (the Fund) is high current income, consistent with capital preservation and liquidity. It pursues this objective by investing all of its assets in The Money Market Portfolio (the Portfolio), which has an investment objective identical to the Fund's. The Portfolio, in turn, invests in various money market instruments such as:

o U.S. government and federal agency obligations1
o Certificates of deposit
o Banker's acceptances
o High grade commercial paper
o High grade short-term corporate obligations
o Repurchase agreements collateralized by U.S.
government securities1

The Portfolio's composition as of December 31, 1996, is shown below.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The money market securities in which the Portfolio invests are among the highest quality available. As such, the Portfolio does not invest in exotic derivatives or other potentially volatile securities that we think involve undue risk. Instead, we seek to provide shareholders with a high-quality, conservative investment. In addition, the Portfolio maintains an average weighted maturity of 90 days or less, which is relatively short and allows the Portfolio to adjust quickly to changing interest rates.

Through investing in a portfolio of high-quality, short-term securities, the Fund seeks to provide a high level of credit safety combined with a stable net asset value.2 As a result, investors often use Franklin's IFT Money Market Portfolio for assets held in fiduciary, advisory, and custodial capacities. The Fund's competitive yield has also made it an attractive alternative cash management tool for corporations, banks, savings and loan associations, and trust companies.3


THE MONEY MARKET PORTFOLIO
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 1996





PERFORMANCE SUMMARY

During the reporting period, the economy achieved moderate growth without the threat of inflation, thus eliminating the need for policy actions by the Federal Reserve. As a result, the Federal Reserve left its target for the federal funds rate unchanged for the six-month period ended December 31, 1996.

The second half of 1996 was generally uneventful for short-term interest rates and many money market mutual funds. Reflecting this climate, the Fund's 7-day yield stayed relatively flat over the six-month period, starting at 5.21% on June 30, 1996, and ending at 5.32% as of December 31, 1996.4 In addition, the Fund's average weighted maturity fell from 54 days on June 30, 1996, to 48 days on December 31, 1996, allowing the Fund to adjust more quickly to interest rate changes.

Total returns for the one-, three-, five-, and ten-year periods ended December 31, 1996, are shown on the right. As you can see, the Fund consistently outperformed its benchmark, the Lipper Institutional Money Market Funds Index for all these periods.5 Of course, past performance is not predictive of future results.

FRANKLIN'S IFT MONEY MARKET PORTFOLIO
TOTAL RETURNS VS. THE LIPPER INSTITUTIONAL
MONEY MARKET FUNDS INDEX5
FOR THE PERIODS ENDED DECEMBER 31, 1996


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE FIGURES
PERIOD ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------

7-DAY CURRENT YIELD:4                                5.32%

7-DAY EFFECTIVE YIELD:4                              5.46%

AVERAGE WEIGHTED MATURITY:                           48 DAYS
------------------------------------------------------------------------------




1. U.S. government securities owned or held under repurchase agreement by the Portfolio, but not shares of Franklin's IFT Money Market Portfolio, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. An investment in Franklin's IFT Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained.

3. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.

4. Annualized and effective yields are for the 7-day period shown and reflect fluc-tuations in interest rates on portfolio investments, and Fund expenses. Past per- formance does not guarantee future results. Franklin Advisers, Inc., the Fund's administrator and manager of the underlying portfolio, has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 5.28% and 5.42%, respectively. Franklin Advisers, Inc. may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value. Source for the Lipper Institutional Money Market Funds Index is Lipper Analytical Services, Inc. As of December 1996, there were 171 funds in the institutional money market category. This index is unmanaged, and one cannot invest directly in an index.



FRANKLIN
U.S. GOVERNMENT
SECURITIES MONEY
MARKET PORTFOLIO

The Franklin U.S. Government Securities Money Market Portfolio's (the Fund's) investment objective is to earn high current income consistent with capital preservation and liquidity. It pursues this objective by investing all of its assets in shares of the U.S. Government Securities Money Market Portfolio (the Portfolio), which has an investment objective identical to the Fund's. The Portfolio in turn, invests primarily in repurchase agreements collateralized by U.S. government securities, and in marketable securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.1 The Portfolio's composition as of December 31, 1996 is shown below.


     U.S. Government Securities
     Money Market Portfolio
     Portfolio Composition as of December 31, 1996




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




The Portfolio was created to comply with the investment criteria of many state, county, and city governments. It may be an appropriate investment choice for government investors, corporations, banks, and savings and loan associations because of its history of principal stability and high degree of credit safety.2 In fact, its emphasis on high credit quality has helped the Portfolio earn the highest possible ratings: "AAAm" by Standard and Poor's Corporation and "Aaa" by Moody's Investors Service, two independent rating services.3

Franklin Templeton provides extended times for placing trades in the Franklin U.S. Government Securities Money Market Portfolio. Investors may purchase and redeem shares each business day, up to 4:30 p.m. Eastern time/1:30 p.m. Pacific time. This feature gives our shareholders the opportunity to invest monies received late in the day and earn same-day dividends, rather than allow that money to remain idle overnight or over a weekend. When purchasing shares of the Fund, investors may also request next-day settlement exchanges to any other money market funds in the Trust.4


PERFORMANCE SUMMARY

INTEREST RATES FLUCTUATED NARROWLY AT THE BEGINNING OF THE PERIOD AND SUBSEQUENTLY MOVED LOWER, PRIMARILY DUE TO LOWER-THAN-EXPECTED GROWTH IN THE U.S. ECONOMY DURING THE THIRD QUARTER. WHILE INVESTORS SPECULATED ABOUT THE FUTURE DIRECTION OF SHORT-TERM INTEREST RATES, THE FEDERAL RESERVE DID NOT RAISE THE FEDERAL FUNDS RATE TARGET. TO HELP US ADAPT QUICKLY TO POSSIBLE INTEREST RATES CHANGES, WE MAINTAINED A RELATIVELY SHORT AVERAGE WEIGHTED MATURITY, WHICH FELL FROM 19 DAYS ON JUNE 30, 1996, TO 14 DAYS ON DECEMBER 31, 1996. THE FUND'S 7-DAY YIELD BEGAN THE PERIOD AT 5.13% AND ROSE TO 5.31% BY YEAR END.

THE GRAPH TO THE RIGHT ILLUSTRATES HOW THE TOTAL RETURNS FOR THE FRANKLIN U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO OUTPERFORMED ITS BENCHMARK, THE LIPPER INSTITUTIONAL TREASURY MONEY MARKET FUNDS INDEX FOR THE ONE-, THREE-, AND FIVE-YEAR PERIODS ENDED DECEMBER 31, 1996.6 OF COURSE, PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

FRANKLIN U.S. GOVERNMENT SECURITIES
MONEY MARKET PORTFOLIO
TOTAL RETURNS VS. THE LIPPER INSTITUTIONAL
TREASURY MONEY MARKET FUNDS INDEX5,6
FOR THE PERIODS ENDED DECEMBER 31, 1996



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE FIGURES
PERIOD ENDED DECEMBER 31, 1996
----------------------------------------------------------------------------

7-DAY CURRENT YIELD:5                                5.31%
7-DAY EFFECTIVE YIELD:5                              5.45%
AVERAGE WEIGHTED MATURITY:                           14 DAYS
---------------------------------------------------------------------------



1. U.S. Government securities owned or held under repurchase agreement by the underlying portfolio, but not shares of the franklin u.S. Government securities money market portfolio, are guaranteed by the u.S. Government as to the timely payment of principal and interest.

2. Regulated investors should review their applicable investment restrictions to determine whether the fund is a permissible investment.

3. The aaam rating reflects standard & poor's(r) assessment of the overall credit quality of the underlying portfolio, based primarily on the portfolio's stated investment objectives and policies. It considers, for example, the credit quality of portfolio's investments and management, but does not reflect the yield or the market price of the fund's shares nor approval by standard & poor's(r). The aaa rating reflects moody's assessment of the investment quality of shares in the underlying portfolio and factors in the portfolio's investment objectives and policies, creditworthiness of the portfolio's investments and management. Funds rated aaa are judged to be of an investment quality similar to aaa-rated, fixed-income obligations, which indicates best quality. The rating does not consider the prospective performance of a fund with respect to appreciation, the volatility of net asset value or yield, nor does it reflect approval by moody's. Both ratings are subject to change.

4. The exchange program may be modified or discontinued by the fund. Shareholders using timing services will be charged a $5 fee for each exchange. Certain funds do not permit timing accounts or there may be certain restrictions, as detailed in each fund's prospectus.Ictions, as detailed in each fund's

5. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments and fund expenses. Past performance does not guarantee future results. Franklin advisers, inc., The fund's administrator and manager of the underlying portfolio, has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% Per annum of average net assets. Without these reductions, the fund's current and effective 7-day yields for the period would have been 5.24% And 5.37%, Respectively. Franklin advisers, inc. May discontinue these arrangements at any time, upon notice to the fund's board of trustees.

6. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value. Source for the lipper institutional treasury money market funds index is lipper analytical services, inc. As of december 1996, there were 107 funds in the institutional treasury money market funds category. This index is unmanaged, and one cannot invest directly in an index. An investment in the franklin u.S. Government securities money market portfolio is neither insured nor guaranteed by the u.S. Government or by any other entity or institution. There is no assurance that the $1.00 Share price will be maintained. That the $1.00 Share price

FRANKLIN
U.S. TREASURY
MONEY MARKET PORTFOLIO

The Franklin U.S. Treasury Money Market Portfolio seeks to earn a high level of current income, consistent with capital preservation and liquidity, by investing exclusively in U.S. Treasury securities such as bills, notes and bonds.1 The Franklin U.S. Treasury Money Market Portfolio does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the federal government, or any other type of money market instrument. The Fund's composition on December 31, 1996, is shown below.




FRANKLIN U.S. TREASURY
MONEY MARKET PORTFOLIO
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 1996


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



The Franklin U.S. Treasury Money Market Portfolio provides institutional investors with an opportunity to take advantage of high current yields, combined with the high degree of credit safety available from U.S. Treasury securities. Most investment experts consider U.S. Treasuries to be among the safest investments available in the marketplace.1 The high credit quality of these securities has earned the Franklin U.S. Treasury Money Market Portfolio the highest possible ratings: "AAAm-G," from Standard & Poor's Corporation and "Aaa" from Moody's Investors Service.2

In addition, the Franklin U.S. Treasury Money Market Portfolio may offer a tax advantage, since income from U.S. Treasuries, and therefore from the Fund, may be free of state and local income taxes for most investors. Investors may therefore earn a higher after-tax return from the portfolio than is available in a fully taxable money market account.3 Of course, all dividends paid out of U.S. government obligation interest are fully taxable for federal income tax purposes. Investors should consult with their own tax advisors for further information on specific state tax rules.

The Franklin U.S. Treasury Money Market Portfolio should be attractive to institutional investors seeking an economical and convenient means of investing in a professionally managed portfolio of high-quality, short-term government securities that allows them easy access to their money.




PERFORMANCE SUMMARY

MODERATE ECONOMIC GROWTH, RELATIVELY STABLE INFLATION RATES, AND CONSUMER CREDIT PROBLEMS SUBDUED INTEREST RATES FOR MOST OF THE PERIOD. AS INVESTORS SPECULATED ABOUT THE FUTURE DIRECTION OF SHORT-TERM INTEREST RATES, THE FUND MAINTAINED A RELATIVELY SHORT AVERAGE WEIGHTED MATURITY TO HELP US ADAPT QUICKLY TO INTEREST RATE CHANGES. DURING THE PERIOD, THE FUND'S AVERAGE WEIGHTED MATURITY FELL FROM 58 DAYS ON JUNE 30, 1996, TO 49 DAYS ON DECEMBER 31, 1996. THE FUND'S 7-DAY YIELD BEGAN THE PERIOD AT 4.92% AND ROSE SLIGHTLY TO 4.94% ON DECEMBER 31, 1996.4

THE CHART ON THE RIGHT ILLUSTRATES HOW THE FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO OUTPERFORMED ITS BENCHMARK, THE LIPPER INSTITUTIONAL TREASURY MONEY MARKET FUNDS INDEX FOR THE ONE-, THREE-, AND FIVE-YEAR PERIODS ENDED DECEMBER 31, 1996.5 OF COURSE, PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS.



FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO

TOTAL RETURNS VS. THE LIPPER INSTITUTIONAL
TREASURY MONEY MARKET FUNDS INDEX4,5
FOR THE PERIODS ENDED DECEMBER 31, 1996



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT



PERFORMANCE FIGURES
PERIOD ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------


7-Day Current Yield:4                                4.94%

7-Day Effective Yield:4                              5.06%

Average Weighted Maturity:                           49 days
-----------------------------------------------------------------------------



1. U.S. Treasury securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. The AAAm-G rating reflects Standard & Poor's(R) assessment of the overall credit quality of the Fund's portfolio, based primarily on the Fund's stated investment objectives and policies. It considers, for example, the credit quality of portfolio investments, and management. The rating does not reflect the yield or the market price of the Fund's shares, nor approval by Standard & Poor's(R). The Aaa rating reflects Moody's assessment of the investment quality of shares in the Fund, and factors in the Fund's investment objectives and policies, creditworthiness of the Fund's investments, and management. Funds rated Aaa are judged to be of an investment quality similar to Aaa-rated, fixed-income obligations, which indicates best quality. The rating does not consider the prospective performance of a fund with respect to appreciation, the volatility of net asset value, or yield nor does it reflect approval by Moody's. Both ratings are subject to change.

3. Income is subject to federal income tax. Shareholders should consult their tax advisors regarding the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions received from the Fund.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results. The Fund's manager has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 4.80% and 4.92%, respectively. The Fund's manager may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value. Source for the Lipper Institutional Treasury Money Market Funds Index is Lipper Analytical Services, Inc. As of December 1996, there were 107 funds in the institutional treasury money market funds category. This index is unmanaged, and one cannot invest directly in an index. An investment in the Franklin U.S. Treasury Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.



FRANKLIN U.S.
GOVERNMENT AGENCY MONEY MARKET FUND

The investment objective of the Franklin U.S. Government Agency Money Market Fund is to seek capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

The Franklin U.S. Government Agency Money Market Fund invests only in U.S. government securities, consisting of marketable fixed, floating, and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government, such as:1

o Federal Farm Credit System

o Federal Home Loan Banks

o Student Loan Marketing Association

o Tennessee Valley Authority

o Federal Deposit Insurance Corporation

o Federal Intermediate Credit Bank

o Government Securities Administration

In addition, the Franklin U.S. Government Agency Money Market Fund may invest in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes, and bonds.1 The Fund does not invest in repurchase agreements or any other type of money market instruments. Its composition as of December 31, 1996 is shown below.

FRANKLIN U.S. GOVERNMENT AGENCY
MONEY MARKET FUND
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 1996



GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The Fund is designed for investors who want the credit safety of a government securities money market fund, but seek the higher yield potential of agency instruments. In certain states, income paid to shareholders from direct U.S. government obligations may also be exempt from state personal income tax. Of course, all income paid out of U.S. government obligation interest is fully taxable for federal income tax purposes. Investors should consult with their own tax advisors for further information on specific state tax rules.



PERFORMANCE SUMMARY

During the reporting period, the economy achieved moderate growth without the threat of rising inflation, thus eliminating the need for policy actions by the Federal Reserve. Although the Federal Reserve did not change its target for the federal funds rate, the Fund maintained a relatively short average weighted maturity, as many investors speculated about interest rate changes. The Fund's average weighted maturity remained relatively unchanged, rising slightly from 38 days on June 30, 1996, to 39 days on December 31, 1996. The Fund's 7-day yield rose from 4.85% on June 30, 1996, to 4.93% on December 31, 1996.2

The graph to the right illustrates how the Franklin U.S. Government Agency Money Market Fund outperformed its benchmark, the Lipper Institutional Treasury Money Market Funds Index, for the one-year period ending December 31, 1996.3 Of course, past performance cannot guarantee future results.

FRANKLIN U.S. GOVERNMENT AGENCY
MONEY MARKET FUND

TOTAL RETURNS VS. THE LIPPER INSTITUTIONAL
TREASURY MONEY MARKET FUNDS INDEX2,3
FOR THE PERIOD DECEMBER 31, 1996



GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE FIGURES
PERIOD ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------


7-Day Current Yield:2                                4.93%
7-Day Effective Yield:2                              5.05%
Average Weighted Maturity:                           39 days
-----------------------------------------------------------------------------





1. Certain U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results. The Fund's manager has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.45% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 4.89% and 5.01%, respectively. The Fund's manager may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

3. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value. Source for the Lipper Institutional Treasury Money Market Fund Index is Lipper Analytical Services, Inc. As of December 1996, there were 107 funds in the institutional treasury money market category. This index is unmanaged, and one cannot invest directly in an index. An investment in the Franklin U.S. Government Agency Money Market Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.




INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996 (UNAUDITED)


                                                                          Value
   SHARES      MONEY MARKET PORTFOLIO                                  (Note 1)
               MUTUAL FUNDS  100.0%
 254,807,998   The Money Market Portfolio (Note 1) ............... $254,807,998
                                                                ---------------
                TOTAL INVESTMENTS (COST $254,807,998)100.0%.... ... 254,807,998
                OTHER ASSETS AND LIABILITIES, NET..................       1,066
                                             1                  ---------------
                NET ASSETS 100.0% ..............................   $254,809,064
                                                                ===============


At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


The  accompanying  notes are an integral part of these  financial statements.



INSTITUTIONAL FIDUCIARY TRUST


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996
                                                                        VALUE
SHARES    FRANKLIN U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO   (NOTE 1)

               MUTUAL FUNDS 100%
142,857,653   The U.S. Government Securities Money Market
              Portfolio (Note 1) ..............................    $142,857,653
                                                                   ------------
                TOTAL INVESTMENTS (COST $ 142,857,653)100.0% ..     142,857,653
                OTHER ASSETS AND LIABILITIES, NET..............          26,368
                                                                   ------------
                NET ASSETS 100.0%..............................    $142,884,021
                                                                   ============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996 (UNAUDITED)


    FACE                                                                VALUE
   AMOUNT      FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO          (Note 1)
               a.SHORT TERM INVESTMENTS 100.2%

 $3,320,000   U.S. Treasury Bills, 5.18%, 01/02/97 ...............$  3,319,525
  2,540,000   U.S. Treasury Bills, 5.19%, 01/09/97 ..................2,537,037
  4,170,000   U.S. Treasury Bills, 5.09%, 01/16/97 ..................4,161,248
  3,420,000   U.S. Treasury Bills, 5.095%, 01/23/97 .................3,409,577
  4,540,000   U.S. Treasury Bills, 5.02%, 01/30/97 ..................4,522,622
  6,420,000   U.S. Treasury Bills, 5.135%, 02/06/97 .................6,388,115
  6,435,000   U.S. Treasury Bills, 5.06%, 02/13/97 ..................6,397,248
  5,050,000   U.S. Treasury Bills, 5.32%, 02/20/97 ..................5,013,341
  3,030,000   U.S. Treasury Bills, 5.04%, 02/27/97 ..................3,006,118
  3,490,000   U.S. Treasury Bills, 5.30%, 03/06/97 ..................3,458,146
  1,730,000   U.S. Treasury Bills, 5.02%, 03/13/97 ..................1,713,337
    510,000   U.S. Treasury Bills, 4.93%, 03/27/97 ....................504,063
  2,000,000   U.S. Treasury Bills, 4.95%, 04/17/97 ..................1,970,850
  1,000,000   U.S. Treasury Bills, 5.06%, 05/08/97 ....................982,149
  1,750,000   U.S. Treasury Bills, 5.05%, 05/22/97 ..................1,715,673
  2,000,000   U.S. Treasury Bills, 4.97%, 05/29/97 ..................1,959,137
                                                                   -----------
               TOTAL INVESTMENTS (COST $51,058,186)100.2% ..........51,058,186
               LIABILITIES IN EXCESS OF OTHER ASSETS(0.2)% ...........(89,834)
                                                                   -----------
               NET ASSETS 100.0% ..................................$50,968,352
                                                                   ===========

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.





aSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.


    The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST



STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996 (UNAUDITED)


    FACE                                                                 VALUE
   AMOUNT FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND           (Note 1)

                aGOVERNMENT AGENCIES 99.5%

$  2,000,000  Fedderal Farm Credit Discount Notes, 5.21%,01/03/97  $  1,999,421
   4,700,000  Federal Farm Credit Discount Notes, 5.24%, 01/06/97 ....4,696,579
   4,000,000  Federal Farm Credit Discount Notes, 5.22%, 01/09/97 ....3,995,360
   3,400,000  Federal Farm Credit Discount Notes, 5.38%, 01/14/97 ....3,393,395
   2,000,000  Federal Farm Credit Discount Notes, 5.18%, 01/22/97 ....1,993,957
   4,000,000  Federal Farm Credit Discount Notes, 5.19%, 01/23/97 ....3,987,313
     900,000  Federal Farm Credit Discount Notes, 5.19%, 01/27/97 ......896,626
   2,000,000  Federal Farm Credit Discount Notes, 5.18%, 02/04/97 ....1,990,216
     685,000  Federal Farm Credit Discount Notes, 5.33%, 02/10/97 ......680,943
   2,200,000  Federal Farm Credit Discount Notes, 5.21%, 02/14/97 ....2,185,991
   2,300,000  Federal Farm Credit Discount Notes, 5.29%, 03/11/97 ....2,276,680
   1,000,000  Federal Farm Credit Discount Notes, 5.23%, 03/14/97 ......989,540
  17,585,000  Federal Home Loan Bank Discount Notes, 5.26%, 01/02/97 .7,582,330
   5,000,000  Federal Home Loan Bank Discount Notes, 5.28%, 01/07/97..4,995,600
   6,500,000  Federal Home Loan Bank Discount Notes, 5.23%, 01/09/97 .6,492,445
   7,050,000  Federal Home Loan Bank Discount Notes, 5.21%, 01/16/97 .7,034,713
   1,200,000  Federal Home Loan Bank Discount Notes, 5.29%, 01/22/97 .1,196,297
   3,200,000  Federal Home Loan Bank Discount Notes, 5.22% - 5.30%,
              01/23/97 ...............................................3,189,734
   2,740,000  Federal Home Loan Bank Discount Notes, 5.45%, 01/27/97 .2,729,215
   5,200,000  Federal Home Loan Bank Discount Notes, 5.21%, 02/06/97 .5,172,908
   5,000,000  Federal Home Loan Bank Discount Notes, 5.21% - 5.22%,
              02/13/97 ...............................................4,968,861
   8,000,000  Federal Home Loan Bank Discount Notes, 5.19% - 5.20%,
              02/20/97 ...............................................7,942,277
   5,000,000  Federal Home Loan Bank Discount Notes, 5.18%, 02/24/97 .4,961,150
   3,000,000  Federal Home Loan Bank Discount Notes, 5.20%, 02/27/97 .2,975,204
   5,800,000  Federal Home Loan Bank Discount Notes, 5.20%, 03/06/97 .5,746,349
   3,000,000  Federal Home Loan Bank Discount Notes, 5.47%, 03/11/97 .2,968,548
   3,000,000  Federal Home Loan Bank Discount Notes, 5.47%, 03/12/97 .2,968,091
  17,460,000  Federal Home Loan Bank Discount Notes, 5.23%, 03/13/97 17,279,806
   4,500,000  Federal Home Loan Bank Discount Notes, 5.18%, 03/17/97 .4,451,438
   6,000,000  Federal Home Loan Bank Discount Notes, 5.29%, 03/20/97 .5,931,230
   4,500,000  Federal Home Loan Bank Discount Notes, 5.18%, 03/24/97 .4,446,906
                                                                  -------------
                TOTAL GOVERNMENT AGENCIES (COST $142,119,123) ......142,119,123
                                                                  -------------
              a.GOVERNMENT SECURITIES 0.7%
     975,000  U.S. Treasury Bills, 5.02% - 5.19%, 01/02/97 -
              03/13/97 (Cost $967,667) .................................967,667
                                                                  -------------
                TOTAL INVESTMENTS (COST $143,086,790)100.2% ........143,086,790
                LIABILITIES IN EXCESS OF OTHER ASSETS (0.2)% .........(214,090)
                                                                  -------------
                NET ASSETS 100.0% .................................$142,872,700
                                                                  =============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.





aSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.

The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST



FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)


                                                                                       Franklin       Franklin       Franklin
                                                                          Money     U.S. Government U.S. Treasury U.S. Government
                                                                         Market    Securities Money Money Market   Agency Money
                                                                       Portfolio  Market Portfolio   Portfolio     Market Fund
                                                                      ----------     -------------------------------
Assets:

 Investments in securities, at value and cost .....................   $254,807,998    $142,857,653   $51,058,186    $143,086,790
 Cash .............................................................          4,455              --           794          49,153
 Receivables:
  Investment securities sold ......................................        764,821         345,520            --              --
  From affiliates (Note 5) ........................................             --          43,679        24,294              --
 Other assets .....................................................          5,997              --         5,379           2,535
                                                                       ----------     -------------------------------
      Total assets ................................................    255,583,271     143,246,852    51,088,653     143,138,478
                                                                       ----------     -------------------------------
Liabilities:
 Payables:
  Management fees..................................................             --              --         6,620          11,198
  Administration fees .............................................          4,455              --            --              --
  Distribution fees ...............................................             --              --            --          62,267
  Shareholder servicing costs .....................................          4,931           1,041         5,486             139
  Distributions to shareholders ...................................        764,821         345,520       108,195         170,054
 Accrued expenses and other liabilities ...........................             --          16,270            --          22,120
                                                                       ----------     -------------------------------
      Total liabilities ...........................................        774,207         362,831       120,301         265,778
                                                                       ----------     -------------------------------
Net assets, at value ..............................................   $254,809,064    $142,884,021   $50,968,352    $142,872,700
                                                                       ==========     ===============================
Shares outstanding ................................................    254,809,064     142,884,021    50,968,352     142,872,700
                                                                       ==========     ===============================
Net asset value per share .........................................          $1.00           $1.00         $1.00           $1.00
                                                                       ==========     ===============================



The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS DECEMBER 31, 1996 (UNAUDITED)
                                                                                       Franklin       Franklin       Franklin
                                                                          Money     U.S. Government U.S. Treasury U.S. Government
                                                                         Market    Securities Money Money Market   Agency Money
                                                                        Portfolio  Market Portfolio   Portfolio     Market Fund
                                                                       ----------     -------------------------------
Investment income:

 Dividends .........................................................   $10,017,458      $3,821,148        $  --            $ --
 Interest...........................................................            --              --    2,099,542       2,661,209
                                                                       ----------     -------------------------------
      Total income..................................................    10,017,458       3,821,148    2,099,542       2,661,209
                                                                       ----------     -------------------------------
Expenses:
 Management fees (Note 5) ..........................................            --              --      101,131          74,465
 Administration fees (Note 5) ......................................        94,227          36,864           --              --
 Distribution fees (Note 5) ........................................            --              --           --         141,377
 Shareholder servicing costs (Note 5) ..............................         7,476           7,184        9,127             600
 Professional fees .................................................         9,737          10,916        7,174           3,795
 Registration fees .................................................         7,731          11,621        6,016           6,862
 Trustees' fees and expenses .......................................         4,336           3,718        2,632           1,534
 Report to shareholders ............................................         5,972           5,704        3,045           2,528
 Custodian fees ....................................................            --              --          504             468
 Other .............................................................         3,026              --           --          15,887
 Management fees waived by manager (Note 5).........................            --              --      (49,636)        (26,020)
 Administration fees waived by manager (Note 5) ....................       (38,988)        (36,864)          --              --
 Other expenses assumed by manager (Note 5) ........................            --          (2,649)          --              --
                                                                       ----------     -------------------------------
      Total expenses ...............................................        93,517          36,494       79,993         221,496
                                                                       ----------     -------------------------------
       Net investment income .......................................     9,923,941       3,784,654    2,019,549       2,439,713
                                                                       ----------     -------------------------------
Net realized gain on investments ...................................            --              --        1,365           1,598
                                                                       ----------     -------------------------------
Net increase in net assets resulting from operations ...............  $  9,923,941      $3,784,654   $2,020,914      $2,441,311
                                                                       ==========     ===============================


The accompanying notes are an integral part of these financial statements.


INSTITUTIONAL FIDUCIARY TRUST


Financial Statements (cont.)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 1996

                                                                                                 Franklin U.S. Government
                                                                       Money Market Portfolio    Securities Money Market Portfolio
                                                            ---------------------------------------------
                                                                     Six months        Year         Six months        Year
                                                                   ended 12/31/96 ended 06/30/96  ended 12/31/96 ended 06/30/96
                                                                     ----------     ---------------------------------
Increase (decrease) in net assets:
 Operations:

  Net investment income...........................................$    9,923,941  $  16,816,128  $    3,784,654 $   10,665,763
                                                                     ----------     ---------------------------------
 Distributions to shareholders from
  undistributed net investment income.............................    (9,923,941)   (16,816,128)     (3,784,654)   (10,665,763)
 Increase (decrease) in net assets from capital
  share transactions (Note 2).....................................   (86,485,491)    69,147,853      (9,289,087)  (182,657,201)
                                                                     ----------     ---------------------------------
      Net increase (decrease) in net assets.......................   (86,485,491)    69,147,853      (9,289,087)  (182,657,201)
Net assets (there is no undistributed net investment
 income at beginning or end of the period):
  Beginning of period.............................................   341,294,555    272,146,702     152,173,108    334,830,309
                                                                     ----------     ---------------------------------
  End of period...................................................  $254,809,064   $341,294,555    $142,884,021  $ 152,173,108
                                                                     ==========     =================================

                                                                      Franklin U.S. Treasury        Franklin U.S. Government
                                                                      Money Market Portfolio      Agency Money Market Portfolio
                                                          -----------------------------------------------
                                                                    Six months        Year         Six months         Year
                                                                  ended 12/31/96 ended 06/30/96  ended 12/31/96  ended 06/30/96
                                                                    -----------    ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................................$    2,019,549  $    8,166,890  $    2,439,713    $  3,850,557
  Net realized gain (loss) from securities transactions ........         1,365           7,492           1,598          (2,545)
                                                                    -----------    ----------------------------------
      Net increase in net assets resulting from operations .....     2,020,914       8,174,382       2,441,311       3,848,012
 Distributions to shareholders from
  undistributed net investment income...........................    (2,020,914)a    (8,174,382)b    (2,441,311)c    (3,848,012)d
 Increase (decrease) in net assets from capital
  share transactions (Note 2)...................................   (72,189,005)    (77,778,057)     71,178,753      37,409,395
                                                                    -----------    ----------------------------------
      Net increase (decrease) in net assets ....................   (72,189,005)    (77,778,057)     71,178,753      37,409,395
Net assets (there is no undistributed net investment
 income at beginning or end of the period):
  Beginning of period...........................................   123,157,357     200,935,414      71,693,947      34,284,552
                                                                    -----------    ----------------------------------
  End of period................................................. $  50,968,352    $123,157,357    $142,872,700     $71,693,947
                                                                    ===========    ==================================






aDistributions were increased by a net realized gain from security transactions of $1,365.

bDistributions were increased by a net realized gain from security transactions of $7,492.

cDistributions were increased by a net realized gain from security transactions of $1,598.

dDistributions were decreased by a net realized loss from security transactions of $2,545.

     The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust consists of seven separate and distinct funds. This report pertains to four money market funds (the Funds), all diversified series of the Trust. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio. The investment objective of the Funds is high current income consistent with capital preservation and liquidity.

Institutional Fiduciary Trust Money Market Portfolio (Money Market Fund) and Franklin U.S. Government Securities Money Market Portfolio (U.S. Government
Fund) invest substantially all of their assets in The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio (the Portfolios), respectively. Both are no-load, open-end, diversified management investment companies having the same investment objective as the Money Market Fund and U.S. Government Fund. The financial statements of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio, including the Statements of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Money Market Fund and U.S. Government Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. SECURITY VALUATION:

Securities in the Franklin U.S. Treasury Money Market Portfolio, and the Franklin U.S. Government Agency Money Market Fund are valued at amortized cost, which approximates value. Each of these Funds must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Funds have a remaining weighted average maturity of greater than 90 days, the portfolios will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

The Money Market Fund and the U.S. Government Fund hold Portfolio shares that are valued at their proportionate interest in the net asset value of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio, respectively. As of December 31, 1996, the Money Market Fund owns 16.64% of The Money Market Portfolio and the U.S. Government Fund owns 53.35% of The U.S. Government Securities Money Market Portfolio.

b. INCOME TAXES:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the new york stock exchange is open for business, equal to the total available for distribution (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of these funds at net asset value.

e. EXPENSE ALLOCATION:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



2. TRUST SHARES

At December 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Funds at $1.00 per share for the six months ended December 31, 1996 and the year ended June 30, 1996 were as follows:

                                                                                 Franklin          Franklin         Franklin
                                                                 Money         U.S. Government    U.S. Treasury   U.S. Government
                                                                Market        Securities Money    Money Market     Agency Money
                                                               Portfolio      Market Portfolio      Portfolio       Market Fund
                                                             -------------      ------------------------------------
Six months ended December 31, 1996
 Shares sold...........................................    $ 2,474,800,649   $    726,866,180    $ 125,658,880    $ 162,094,430
 Shares issued in reinvestment of distributions........          5,742,761          1,924,084          914,620        2,034,869
 Shares redeemed.......................................     (2,567,028,901)      (738,079,351)    (198,762,505)     (92,950,546)
                                                             -------------      ------------------------------------
Net increase (decrease)................................     $  (86,485,491)  $     (9,289,087)  $  (72,189,005)  $   71,178,753
                                                             =============      ====================================
Year ended June 30, 1996
 Shares sold...........................................    $ 2,869,272,670    $ 1,106,494,209    $ 429,590,577    $ 239,775,798
 Shares issued in reinvestment of distributions........          7,425,431          6,441,951        2,512,183        3,833,612
 Shares redeemed.......................................     (2,807,550,248)    (1,295,593,361)    (509,880,817)    (206,200,015)
                                                             -------------      ------------------------------------
Net increase (decrease)................................     $   69,147,853   $   (182,657,201)  $  (77,778,057)  $   37,409,395
                                                             =============      ====================================


3. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, the Franklin U.S. Government Agency Money Market Fund had an accumulated net capital loss carryover of $2,545 which expires in the year 2004.

For tax purposes, the aggregate cost of securities of the Funds are the same for financial statement purposes at December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales/maturities of securities for the six months ended December 31, 1996 were as follows:
                                                                                    Franklin        Franklin         Franklin
                                                                    Money        U.S. Government  U.S. Treasury   U.S. Government
                                                                   Market       Securities Money  Money Market     Agency Money
                                                                  Portfolio     Market Portfolio    Portfolio       Market Fund
                                                                 -----------       --------------------------------

Purchases...................................................   $1,404,108,123      $513,962,758    $210,786,035     $411,630,545
Sales.......................................................   $1,490,614,925      $523,260,124    $282,913,102     $340,808,888


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. MANAGEMENT/ADMINISTRATION AGREEMENT:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund below and receives fees computed monthly based on each Fund's average daily net assets as follows:

                             Fund                                                Annualized Fee Rate
                             -----------------------------------------             --------------
                             Franklin U.S. Treasury Money Market Portfolio             0.25%
                             Franklin U.S. Government Agency Money Market Fund         0.15%

Under the terms of an administration agreement with the Money Market Fund and the U.S. Government Fund, Advisers provides various administrative, statistical, and other services, and receive fees computed monthly based on each Fund's average daily net assets at an annualized rate of .05%. During the six months ended December 31, 1996, Advisers agreed in advance to waive management and administration fees and assume payment of other expenses, as noted in the Statement of Operations.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Franklin U.S. Treasury Money Market Portfolio and the Franklin U.S. Government Agency Money Market Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. SHAREHOLDER SERVICES AGREEMENT:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended December 31, 1996 aggregated $24,387, of which $4,985 was paid to Investor Services.

c. DISTRIBUTION PLANS:

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan), the Franklin U.S. Government Agency Money Market Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.30% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. Under terms of distribution plans, Advisers may also be reimbursed for the above mentioned costs at an approximate annual rate of .15% of the average daily net assets of the remaining Funds. There were no payments under this plan for these funds for the six months ended December 31, 1996. The plans do not permit nor require payments of excess costs after termination.

d. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONS:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, (all wholly-owned subsidiaries of Franklin Resources, Inc.), and The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio.


6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund are as follows:

                          Per Share Operating Performance                                      Ratios/Supplemental Data
                      --------------------------------------                                 ----------------------------
                                                                                                                      Ratio of Net
            Net Asset                     Distributions                                    Net          Ratio of      Investment
  Year       Value at          Net          From Net        Net Asset                   Assets at       Expenses      Income
  Ended      Beginning     Investment      Investment       Value at        Total     End of Period    to Average     to Average
 June 30     of Period       Income          Income       End of Period    Return+     (in 000's)      Net Assets4    Net Assets
---------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio:
1992           $1.00           $.046          $(.046)         $1.00        4.72%        $188,846         0.25%          4.69%
1993            1.00            .033           (.033)          1.00        3.30          222,282         0.203          3.25
1994            1.00            .033           (.033)          1.00        3.35          218,254         0.153          3.24
1995            1.00            .053           (.053)          1.00        5.46          272,147         0.153          5.40
1996            1.00            .055           (.055)          1.00        5.61          341,295         0.193          5.45
1996**          1.00            .027           (.027)          1.00        2.68          254,809         0.20*3         5.30*
Franklin U.S. Government Securities Money Market Portfolio:
1992            1.00            .045           (.045)          1.00        4.55          195,286         0.25           4.59
1993            1.00            .031           (.031)          1.00        3.18          310,382         0.193          3.12
1994            1.00            .032           (.032)          1.00        3.25          218,547         0.153          3.20
1995            1.00            .052           (.052)          1.00        5.32          334,830         0.153          5.26
1996            1.00            .054           (.054)          1.00        5.50          152,173         0.193          5.44
1996**          1.00            .026           (.026)          1.00        2.62          142,884         0.20*3         5.18*
Franklin U.S. Treasury Money Market Portfolio:
19921           1.00            .035           (.035)          1.00        3.59          194,223         0.02*          4.38*
1993            1.00            .031           (.031)          1.00        3.14          179,232         0.05           3.12
1994            1.00            .032           (.032)          1.00        3.23          195,135         0.05           3.17
1995            1.00            .051           (.051)          1.00        5.17          200,935         0.10           5.05
1996            1.00            .052           (.052)          1.00        5.29          123,157         0.19           5.20
1996**          1.00            .025           (.025)          1.00        2.55           50,968         0.20*          5.02*


6. FINANCIAL HIGHLIGHTS (cont.)
                          Per Share Operating Performance                                      Ratios/Supplemental Data
                      --------------------------------------                                 ----------------------------
                                                                                                                     Ratio of Net
            Net Asset                     Distributions                                    Net          Ratio of      Investment
  Year       Value at          Net          From Net        Net Asset                   Assets at       Expenses        Income
  Ended      Beginning     Investment      Investment       Value at        Total     End of Period    to Average     to Average
 June 30     of Period       Income          Income       End of Period    Return+     (in 000's)      Net Assets4    Net Assets
---------------------------------------------------------------------------------------------------------------------------
Franklin U.S. Government Agency Money Market Fund:
19942          $1.00           $.013          $(.013)         $1.00        1.31%         $ 5,065         0.40%*         3.32%*
1995            1.00            .051           (.051)          1.00        5.22           34,285         0.30           5.39
1996            1.00            .051           (.051)          1.00        5.23           71,694         0.44           5.04
1996**          1.00            .025           (.025)          1.00        2.51          142,873         0.45*          4.95*

*Annualized.

**For the six months ended December 31, 1996.

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.

1For the period August 2, 1991 (effective date) to June 30, 1992.

2For the period February 8, 1994 (effective date) to June 30, 1994.

3Includes the Fund's share of the Portfolio's allocated expenses.

4During the periods indicated, Advisers agreed in advance to waive a portion of administration and management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                            RATIO OF EXPENSES TO
                                             AVERAGE NET ASSETS
                                             ------------------
MONEY MARKET PORTFOLIO:
1992.........................................      0.74%
1993.........................................      0.493
1994.........................................      0.253
1995.........................................      0.243
1996.........................................      0.243
1996**.......................................      0.23*3
FRANKLIN U.S. GOVERNMENT SECURITIES
MONEY MARKET PORTFOLIO:
1992..........................................      0.59
1993..........................................      0.453
1994..........................................      0.253
1995..........................................      0.233
1996..........................................      0.263
1996**........................................      0.27*3

                                            RATIO OF EXPENSES TO
                                             AVERAGE NET ASSETS
                                             ------------------
FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO:
19921.........................................      0.31%*
1993..........................................      0.35
1994..........................................      0.30
1995..........................................      0.30
1996..........................................      0.30
1996**........................................      0.30*
FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND:
19942.........................................      1.43*
1995..........................................      0.47
1996..........................................      0.47
1996**........................................      0.50*



THE MONEY MARKET PORTFOLIOS
===========================================================================

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


    FACE                                                                 VALUE
   AMOUNT       THE MONEY MARKET PORTFOLIO                            (Note 1)
------------------------------------------------------------------------------
                SHORT TERM INVESTMENTS  85.5%
                   CERTIFICATES OF DEPOSIT 35.7%
 $32,000,000  ABN-AMRO Bank NV, Chicago Branch, 5.53% - 5.76%, 03/06/97 -
              03/18/97 .........................................$   31,997,862
  25,000,000  Australia & NZ Banking Group, New York Branch, 5.37%,
              02/12/97 .............................................25,000,000
  45,000,000  Bank of Nova Scotia, Portland Branch, 5.47% - 5.58%,
              01/24/97 - 03/20/97 ..................................45,000,000
  25,000,000  Banque Nationale de Paris, New York Branch, 5.37%,
              01/14/97 .............................................25,000,000
  25,000,000  Bayerische Landesbank, New York Branch, 5.41%,
              05/07/97 .............................................25,000,670
  25,000,000  Bayerische Vereinsbank, New York Branch, 5.75%,
              01/07/97 .............................................25,000,000
  50,000,000  Credit Agricole, Chicago Branch, 5.40% - 5.47%,
              05/05/97 - 05/27/97 ..................................50,000,000
  25,000,000  Den Danske Bank, New York Branch, 5.37%, 02/05/97 ....25,000,120
  45,000,000  Deutsche Bank, AG, New York Branch, 5.39% - 5.76%,
              01/02/97 - 04/07/97 ..................................45,000,661
  15,000,000  Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ..14,998,629
  50,000,000  National Westminster Bank, Plc., New York Branch,
              5.51% - 5.80%, 01/27/97 - 03/10/97 ...................50,000,000
  25,000,000  Rabobank Nederland, NV, New York Branch, 5.46%,
              04/18/97 .............................................25,000,729
  45,000,000  Societe Generale, New York Branch, 5.37% - 5.38%,
              01/08/97 - 02/18/97 ..................................45,000,000
  70,000,000  Svenska Handelsbanken, New York Branch, 5.38% -
              5.48%, 03/21/97 - 03/28/97 ...........................70,001,588
  45,000,000  Westpac Banking Corp., New York Branch, 5.40% -
              5.43%, 03/11/97 - 05/12/97 ...........................45,000,000
                                                                --------------
                ..TOTAL CERTIFICATES OF DEPOSIT
                  (COST $547,000,259)..............................547,000,259
                                                                --------------
              COMMERCIAL PAPER 49.8%
  42,752,000  Abbey National North America, 5.28% - 5.32%,
              03/11/97 - 03/17/97 ..................................42,297,795
  50,000,000  American Express Credit Corp., 5.28% - 5.30%,
              01/28/97 - 03/19/97 ..................................49,618,292
  20,000,000  Ameritech Corp., 5.34%, 03/07/97 .....................19,807,167
  25,000,000  ANZ (DE), Inc., 5.27%, 03/24/97 ......................24,699,903
  45,000,000  Asociates Corp. of North America, 5.28% - 5.32%,
              01/22/97 - 03/26/97 ..................................44,629,933
  40,000,000  BIL North America, Inc., 5.33%, 01/07/97 -
              01/15/97 ............................................39,934,855
  20,000,000  Canadian Imperial Holdings, Inc., 5.317%,
              01/06/97 .............................................19,985,231
  30,000,000  Cheltnham & Gloucester, Plc., 5.30% - 5.32%,
              01/15/97 - 03/24/97 ..................................29,737,867
  25,000,000  CIESCO, L.P., 5.32%, 01/10/97 ........................24,966,750
  30,000,000  Commonwealth Bank of Australia, 5.325% - 5.37%,
              01/21/97 - 03/17/97 ..................................29,828,958
  70,000,000  General Electric Capital Corp., 5.29% - 5.59%,
              02/06/97 - 05/02/97 ..................................69,275,095
  70,000,000  Generale Bank, Inc., 5.325% - 5.43%, 01/03/97 -
              03/12/97 .............................................69,551,313
  50,000,000  Goldman Sachs Group, L.P., 5.34% - 5.35%,
              03/14/97 - 03/20/97 ..................................49,443,208
  15,000,000  Kingdom of Sweden, 5.32%, 01/21/97 ...................14,955,666
  70,000,000  Merrill Lynch & Co., Inc., 5.30% - 5.33%,
              02/19/97 - 03/13/97 ..................................69,363,438
  50,000,000  Morgan Stanley Group, Inc., 5.34%, 03/18/97 -
              03/25/97 .............................................49,410,375
  45,345,000  National Rural Utilities Cooperative Finance Corp.,
              5.31%, 01/09/97 - 01/17/97 ...........................45,261,992
  45,000,000  Toyota Motor Credit Corp., 5.31% - 5.32%,
              01/08/97 - 01/16/97 ..................................44,923,934
  25,000,000  Westpac Capital Corp., 5.32%, 01/13/97 ...............24,955,668
                                                                 -------------
                TOTAL COMMERCIAL PAPER (COST $762,647,440) ........762,647,440
                                                                 -------------
                TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                (COST $1,309,647,699) ...........................1,309,647,699
                                                                 -------------
             b.RECEIVABLES FROM REPURCHASE AGREEMENTS 14.1%
  14,810,000  Bear, Stearns & Co., Inc., 6.65%, 01/02/97
              (Maturity Value $15,005,542)Collateral: U.S.
              Treasury Notes, 6.25%, 07/31/98 ......................15,000,000
  14,815,000  CIBC Wood Gundy Securities Corp., 6.70%,
              01/02/97 (Maturity Value $15,005,583)
              Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 .....15,000,000
  87,793,000  J.P. Morgan Securities, Inc., 6.60%, 01/02/97
              (Maturity Value $85,971,511)
              Collateral: U.S. Treasury Bills, 01/16/97 -
              12/11/97 U.S. Treasury Notes, 6.75%, 05/31/99.        85,940,000

 $87,225,000  Morgan Stanley & Co., Inc., 6.28%, 01/02/97
             (Maturity Value $84,964,633)
             Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ..$   84,935,000
  13,910,000 UBS Securities, L.L.C., 6.75%,
             01/02/97 (Maturity Value $15,005,625)
             Collateral: U.S. Treasury Notes, 7.875%, 08/15/01......15,000,000
                                                                --------------
                TOTAL RECEIVABLES FROM REPURCHASE AGREEMENTS
                (COST $215,875,000) ...............................215,875,000
                                                                --------------
                TOTAL INVESTMENTS (COST $1,525,522,699) 99.6% ...1,525,522,699
                OTHER ASSETS AND LIABILITIES, NET 0.4% ..............5,681,264
                                                                --------------
                NET ASSETS 100.0% ..............................$1,531,203,963
                                                                ==============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statements or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C.  - LIMITED LIABILITY CORP.
L.P.    - LIMITED PARTNERSHIP


    The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996 (UNAUDITED)


    FACE                                                                VALUE
   AMOUNT       THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO  (Note 1)

                a.SHORT TERM GOVERNMENT SECURITIES 100.1%
                  GOVERNMENT SECURITIES 14.7%
 $40,000,000    U.S. Treasury Bills, 5.05% - 5.135%, 02/06/97 -
                05/22/97 (Cost $39,497,317) ......................$ 39,497,317
                                                              ----------------
                b.RECEIVABLES FROM REPURCHASE AGREEMENTS 85.4%
  10,116,000      Aubrey G. Lanston & Co., Inc., 6.80%,
                  01/02/97 (Maturity Value $10,503,967)
                  Collateral: U.S. Treasury Notes, 7.875%,
                  01/15/98 .........................................10,500,000
  10,755,000    B.A. Securities, Inc., 6.20%, 01/02/97
                (Maturity Value $10,503,617)
                Collateral: U.S. Treasury Notes, 5.25%,
                12/31/97 ...........................................10,500,000
  10,335,000    Bear, Stearns & Co., Inc., 6.65%, 01/02/97
                (Maturity Value $10,503,879)
                Collateral: U.S. Treasury Notes, 6.50%, 08/31/01 ...10,500,000
  10,730,000    Barclays de Zoete Wedd Securities, Inc., 6.50%
                01/02/97 (Maturity Value $10,503,792)
                Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ...10,500,000
  10,500,000    Chase Securities, Inc., 6.40%, 01/02/97
                (Maturity Value $10,503,733)
                Collateral: U.S. Treasury Notes, 6.875%, 03/31/97 ..10,500,000
  10,370,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97
                (Maturity Value $10,503,908)
                Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ...10,500,000
   9,555,000    Citicorp Securities, Inc., 6.75%, 01/02/97
                (Maturity Value $10,503,938)
                Collateral: U.S. Treasury Notes, 8.75%, 08/15/00 ...10,500,000
  24,500,000    J.P. Morgan Securities, Inc., 6.50%, 01/02/97
                (Maturity Value $24,508,847)
                Collateral: U.S. Treasury Bills, 01/02/97 ..........24,500,000
  40,000,000    J.P. Morgan Securities, Inc., 6.60%, 01/02/97
                (Maturity Value $40,014,667)
                Collateral: U.S. Treasury Bills, 01/02/97 ..........40,000,000
  35,000,000    Morgan Stanley & Co., Inc., 6.28%, 01/02/97
                (Maturity Value $35,012,211)
                Collateral: U.S. Treasury Bills, 01/02/97 ..........35,000,000
  24,075,000    Morgan Stanley & Co., Inc., 6.28%, 01/02/97
                (Maturity Value $24,083,400)
                Collateral: U.S. Treasury Bills, 01/02/97 ..........24,075,000
  10,355,000    Nomura Securities International, Inc., 6.00%,
                01/02/97 (Maturity Value $10,503,500)
                Collateral: U.S. Treasury Notes, 6.75%, 06/30/99 ...10,500,000
  10,475,000    SBC Warburg, Inc., 6.80%, 01/02/97
                (Maturity Value $10,503,967)
                Collateral: U.S. Treasury Notes, 6.00%, 08/31/97 ...10,500,000
  10,539,000    UBS Securities, L.L.C., 6.75%, 01/02/97
                (Maturity Value $10,503,938)
                Collateral: U.S. Treasury Notes, 4.75%, 02/15/97 ...10,500,000
                                                                 -------------
                TOTAL RECEIVABLES FROM REPURCHASE AGREEMENTS
                (COST $228,575,000) ...............................228,575,000
                                                                 -------------
                 TOTAL INVESTMENTS (COST $268,072,317) 100.1% .....268,072,317
                 LIABILITIES IN EXCESS OF OTHER ASSETS,
                 NET(0.1%) ..........................................(319,309)
                                                                 -------------
                 NET ASSETS 100.0%................................$267,753,008
                                                                 =============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C.  - LIMITED LIABILITY CORP.


a Certain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

b Face amount for repurchase agreements is for the underlying collateral.

    The accompanying notes are an integral part of these financial statements.


THE MONEY MARKET PORTFOLIOS

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)

                                                  THE U.S.
                                                 GOVERNMENT
                                   THE MONEY  SECURITIES MONEY
                               MARKET PORTFOLIOMARKET PORTFOLIO
                                 -----------     -----------
Assets:
 Investment in securities,
  at value and cost             $1,309,647,699   $ 39,497,317
 Receivables from repurchase
  agreements, at value
  and cost                         215,875,000    228,575,000
 Cash                                  668,468          7,545
 Receivables:
  Interest                           5,974,682         41,181
                                 -----------     -----------
      Total assets               1,532,165,849    268,121,043
                                 -----------     -----------
Liabilities:
 Payables:
  Capital shares repurchased           764,821        345,520
  Management fees                      186,603         11,289
  Distributions to shareholders              --            252
 Accrued expenses and
  other liabilities                     10,462         10,974
                                 -----------     -----------
      Total liabilities                961,886        368,035
                                 -----------     -----------
Net assets, at value            $1,531,203,963   $267,753,008
                                 ===========     ===========
Shares outstanding               1,531,203,963    267,753,008
                                 ===========     ===========
Net asset value per share                $1.00          $1.00
                                 ===========     ===========


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)


                                       THE        THE U.S.
                                      MONEY      GOVERNMENT
                                     MARKET   SECURITIES MONEY
                                    PORTFOLIO MARKET PORTFOLIO
                                    ---------    -----------
Investment income:
 Interest                         $45,035,668     $7,410,912
                                    ---------    -----------
Expenses:
 Management fees (Note 5)           1,235,945        208,325
 Reports to shareholders               24,798          5,341
 Professional fees                     21,896          4,698
 Custodian fees                        12,332          2,136
 Trustees' fees and expenses            6,196            884
 Other                                    999         12,960
 Management fees waived
  by manager                          (75,306)       (27,952)
                                    ---------    -----------
      Total expenses                1,226,860        206,392
                                    ---------    -----------
       Net investment
        income                     43,808,808      7,204,520
                                    ---------    -----------
Net realized gain
 on investments                           230          3,533
                                    ---------    -----------
Net increase in net assets
 resulting from operations        $43,809,038     $7,208,053
                                    =========    ===========



    The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 1996


                                                                                                     The U.S. Government Securities
                                                                  The Money Market Portfolio         Money Market Portfolio
                                                                   ------------------------          -----------------------
                                                                  Six Months          Year         Six Months          Year
                                                                ended 12/31/96    ended 6/30/96  ended 12/31/96    ended 6/30/96
                                                                  -----------     ------------     -----------      -----------
Increase (decrease) in net assets:
Operations:
 Net investment income.......................................   $  43,808,808     $  79,011,040    $ 7,204,520    $ 17,554,934
 Net realized gain from security transactions................             230                --          3,533             683
                                                                  -----------     ------------     -----------      -----------
 Net increase in net assets resulting from operations........      43,809,038        79,011,040      7,208,053      17,555,617
Distributions to shareholders from undistributed
 net investment income.......................................     (43,809,038)a     (79,011,040)    (7,208,053)b   (17,555,617)c
Increase (decrease) in net assets from capital share
 transactions (Note 2).......................................     (18,881,284)      244,510,834    (17,948,096)   (188,953,282)
                                                                  -----------     ------------     -----------      -----------
Net increase (decrease) in net assets........................     (18,881,284)      244,510,834    (17,948,096)   (188,953,282)
Net assets (there is no undistributed net investment
 income at beginning or end of the period):
  Beginning of period .......................................   1,550,085,247     1,305,574,413    285,701,104     474,654,386
                                                                  -----------     ------------     -----------      -----------
  End of period .............................................  $1,531,203,963    $1,550,085,247   $267,753,008    $285,701,104
                                                                  ===========     ============     ===========      ===========







aDistributions were increased by net realized gain from security transactions of $230.

bDistributions were increased by net realized gain from security transactions of $3,533.

cDistributions were increased by net realized gain from security transactions of $683.

  The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (Money Market) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Money Market has two portfolios (the Portfolios) consisting of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio. The Portfolios' investment objective is high current income consistent with capital preservation and liquidity. Each of the Portfolios issues a separate series of shares and maintains a totally separate and distinct investment portfolio. The shares of Money Market are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. SECURITY VALUATION:

Securities in the Portfolios are valued at amortized cost, which approximates value. Each of the Portfolios must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Portfolio has a remaining weighted average maturity of greater than 90 days, the Portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

Each Portfolio intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of the Portfolio at net asset value.

e. EXPENSE ALLOCATION:

Common expenses incurred by Money Market are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System.

A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collaterization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.


2. TRUST SHARES

At December 31, 1996, there was an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares at $1.00 per share for the six months ended December 31, 1996 and the year ended June 30, 1996 were as follows:

                                                                                                              The U.S. Government
                                                                                                 The Money     Securities Money
                                                                                             Market Portfolio  Market Portfolio
                                                                                               ------------      -------------

Six months ended December 31, 1996
Shares sold...............................................................................   $ 1,875,368,178      $ 547,941,786
Shares issued in reinvestment of distributions ...........................................        43,810,072          7,208,648
Shares redeemed ..........................................................................    (1,938,059,534)      (573,098,530)
                                                                                               ------------      -------------
Net decrease .............................................................................    $  (18,881,284)  $    (17,948,096)
                                                                                               ============      =============
Year ended June 30, 1996
Shares sold...............................................................................   $ 2,507,821,633    $   824,267,024
Shares issued in reinvestment of distributions ...........................................        79,019,113         17,555,181
Shares redeemed ..........................................................................    (2,342,329,912)    (1,030,775,487)
                                                                                               ------------      -------------
Net increase (decrease) ..................................................................   $   244,510,834    $  (188,953,282)
                                                                                               ============      =============

3. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, The Money Market Portfolio had an accumulated net realized capital loss carryover expiring in year 2002 of $3,790. For tax purposes, the aggregate cost of securities are the same for financial purposes at June 30, 1996.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/maturities of securities, including repurchase agreements, for the six months ended December 31, 1996, were as follows:

                                                            The U.S. Government
                                              The Money       Securities Money
                                          Market Portfolio    Market Portfolio
                                             ------------      -------------
Purchases..............................    $36,831,213,679   $30,361,308,906

Sales..................................    $36,850,555,181   $30,379,082,800


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. MANAGEMENT AGREEMENT:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Portfolios, and receives fees computed monthly based on the average daily net assets of the Portfolios during the month. The Portfolios pay fees equal to an annualized rate of 15/100 of 1% of their average daily net assets. For the six months ended December 31, 1996, Advisers agreed in advance to waive management fees for the Portfolios, aggregating $103,258.

b. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONs:

Certain officers and trustees of the Portfolios are also officers and/or directors of Advisers and Franklin/Templeton Distributors, Inc. (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Franklin Money Fund, Institutional Fiduciary Trust, Franklin Templeton Money Fund Trust and Franklin Federal Money Fund.

At December 31, 1996, the shares of The Money Market Portfolio were owned by the following funds:

                                                              PERCENTAGE OF
                                                SHARES      OUTSTANDING SHARES
                                                ---------   ------------------
Franklin Money Fund......................    1,217,967,196        79.54%
Institutional Fiduciary Trust -
 Money Market Portfolio..................      254,807,998        16.64%
Institutional Fiduciary Trust -
 Franklin Cash Reserves Fund.............       51,554,346         3.37%
Franklin Templeton Money Fund Trust -
 Franklin Templeton Money Fund II........        6,874,423         0.45%


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONS: (CONT.)

At December 31, 1996, the shares of The U.S. Government Securities Money Market
 Portfolio were owned by the following funds:

                                                                 Percentage of
                                                Shares      Outstanding Shares
                                                -----------      -------------
Institutional Fiduciary Trust -
 Franklin U.S. Government Securities -
 Money Market Portfolio...................      142,857,653        53.35%
Franklin Federal Money Fund...............      124,895,355        46.65%


6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by the Portfolios are as follows:

                            PER SHARE OPERATING PERFORMANCE                                     RATIOS/SUPPLEMENTAL DATA
       ------------------------------------------------------------------------
                                                                                                                     RATIO OF NET
              NET ASSET                    DISTRIBUTIONS                                NET ASSETS      RATIO OF      INVESTMENT
  YEAR         VALUE AT          NET         FROM NET       NET ASSET                     AT END        EXPENSES        INCOME
  ENDED        BEGINNING     INVESTMENT     INVESTMENT      VALUE AT        TOTAL        OF PERIOD     TO AVERAGE     TO AVERAGE
JUNE 30,       OF PERIOD       INCOME         INCOME      END OF PERIOD    RETURN+      (IN 000'S)    NET ASSETS++    NET ASSETS
-------------------------------------------------------------------------------
THE MONEY MARKET PORTFOLIO
1993*            $1.00         $0.027        $(0.027)         $1.00        2.92%**       $ 222,358       0.15%**        3.18%**
1994              1.00          0.033         (0.033)          1.00        3.33            219,189       0.15           3.25
1995              1.00          0.053         (0.053)          1.00        5.46          1,305,574       0.15           5.42
1996              1.00          0.055         (0.055)          1.00        5.66          1,550,085       0.15           5.50
1996***           1.00          0.030         (0.030)          1.00        2.71          1,531,204       0.15**         5.36

THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO
1993*             1.00          0.021         (0.021)          1.00        2.27**          310,319       0.15**         3.05**
1994              1.00          0.032         (0.032)          1.00        3.25            218,548       0.15           3.20
1995              1.00          0.052         (0.052)          1.00        5.32            474,654       0.15           5.25
1996              1.00          0.054         (0.054)          1.00        5.55            285,701       0.15           5.45
1996***           1.00          0.027         (0.027)          1.00        2.65            267,753       0.15**         5.19

*July 28, 1992 (Effective date of registration) to June 30, 1993.

**Annualized

***For the six months ended December 31, 1996.

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.

++During the periods indicated, Advisers agreed to waive in advance a portion of its management fees of the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                  Ratio of Expenses to
                                  Average Net Assets
                                  ------------------
THE MONEY MARKET PORTFOLIO
1993*...................................... 0.17%**
1994....................................... 0.17
1995....................................... 0.16
1996....................................... 0.16
1996***.................................... 0.16**

THE U.S. GOVERNMENT SECURITIES
MONEY MARKET PORTFOLIO
1993*...................................... 0.18%**
1994....................................... 0.17
1995....................................... 0.16
1996....................................... 0.17
1996***.................................... 0.17**




Franklin Institutional Fiduciary Trust Money Market Funds Semi-Annual Report December 31, 1996

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio composition of the Franklin IFT Money Market Portfolio as a percentage of the fund's total net assets on December 31, 1996.

The Money Market Portfolio Composition as of December 31, 1996

Commercial Paper              49.8%
Certificates of Deposit       35.7%
Repurchase Agreements         14.0%


GRAPHIC MATERIAL (2)

The following line graph compares the total returns of Franklin's IFT Money Market Portfolio to that of the Lipper Institutional Money Market Funds Index for the periods ended December 31, 1996.


Franklin's IFT Money Market Portfolio
Total Returns of Franklin's IFT Money Market Portfolio vs. the Lipper Institutional Money Market Funds Index for the periods ended December 31, 1996

           1 - year           3-year            5-year            10-year
Franklin   5.38%  16.37%      24.51%            79.63%
Lipper          5.16%         15.66%            23.34%            77.05%

GRAPHIC MATERIAL (3)

This chart shows in pie format the portfolio composition of the Franklin U.S. Government Securities Money Market Portfolio as a percentage of the fund's total net assets on December 31, 1996.

Franklin U.S. Government Securities Money Market Portfolio
Portfolio Composition as of December 31, 1996

Repurchase Agreements      85.3%
Treasuries                 14.7%

GRAPHIC MATERIAL (4)

The following line graph compares the total returns of the Franklin U.S. Government Securities Money Market Portfolio to that of the Lipper Institutional Money Market Funds Index for the periods ended December 31, 1996.

Franklin U.S. Government Securities Money Market Portfolio
Total Returns vs. the Lipper Institutional Money market Funds Index for the periods ended December 31, 1996.

                  1-year   3-year    5-year
Franklin          5.27%    15.98%   23.80%
Lipper            4.99%    15.05%   22.41%

[OBJECT OMITTED]

GRAPHIC MATERIAL (5)

This chart shows in pie format the portfolio composition of Franklin U.S. Treasury Money Market Portfolios a percentage of the fund's total net assets on December 31, 1996.


Franklin U.S. Treasury Money Market Portfolio
Portfolio Composition as of December 31, 1996

U.S. Treasuries      100%


GRAPHIC MATERIAL (6)

The following line graph compares the total returns of the Franklin U.S. Treasury Money Market Portfolio to that of the Lipper Institutional Money Market Funds Index for the periods ended December 31, 1996.


Franklin U.S. Treasury Money Market Portfolio
Total Returns vs. the Lipper Institutional Treasury Money Market Funds Index For the periods ended December 31, 1996

           1-year 3-year   5-year
Franklin   5.11%  15.45%   23.28%
Lipper     4.99%  15.05%   22.41%

[OBJECT OMITTED]
GRAPHIC MATERIAL (7)

This chart shows in pie format the portfolio composition of the Franklin U.S. Government Agency Money Market Fund as a percentage of the fund's total net assets on December 31, 1996.


Franklin U.S. Government Agency Money Market Fund
Portfolio Composition as of December 31, 1996

Federal Home Loan Bank        79.0%
Federal Farm Credit Bank      20.3%
Treasuries                     0.7%

GRAPHIC MATERIAL (8)

The following line graph compares the total returns of the U.S. Government Agency Money Market Fund to that of the Lipper Institutional Treasury Money Market Funds Index for the periods ended December 31, 1996.

Franklin U.S. Government Agency Money Market Fund Total returns vs. the Lipper Institutional Treasury Money Market Funds Index For the periods ended December 31, 1996.

           1-year
Franklin    5.02%
Lipper      4.99%





INSTITUTIONAL FIDUCIARY TRUST

Semi-Annual Report
December 31, 1996

Franklin Institutional Adjustable U.S. Government Securities Fund

Franklin Institutional Adjustable Rate Securities Fund


Table of Contents

Franklin Institutional
Adjustable U.S. Government Securities Fund              Page 4

Franklin Institutional
Adjustable Rate Securities Fund                         Page 6

For a current prospectus on one or more Franklin Templeton funds, please contact a Franklin Templeton Institutional Services Representative at 1-800/632-2000. A prospectus contains more complete information about a fund, including fees, expenses and risks. Please be sure to read it carefully before investing money. To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                                               January 15, 1997

Dear Shareholder,

We are pleased to bring you this semi-annual report for Franklin's Institutional Fiduciary Trust adjustable rate securities funds, covering the period ended December 31, 1996.



GRAPH PICTURE



Charles B. Johnson
Chairman of the Board



Franklin's Institutional Fiduciary Trust (the Trust) was developed specifically to meet the needs of institutional investors. Part of the $178 billion Franklin Templeton Group, the Trust consists of seven separate and distinct series. This report pertains to the two adjustable rate securities funds: Franklin Institutional Adjustable U.S. Government Securities Fund and Franklin Institutional Adjustable Rate Securities Fund. Each Fund is managed to maintain a relatively short average duration, and the objective for both Funds is to seek a high level of current income, with lower volatility of principal than funds that invest in fixed-rate securities.

In the second half of 1996, the economy remained strong, although not showing signs of the kind of economic growth experienced in the second quarter. The unemployment rate reached a seven-year low in August before returning to its July 1996 level, but concerns of tight labor conditions persisted. Decreased consumer spending and a decline in the housing market, however, helped subdue any inflationary fears, which allowed the Federal Reserve to leave monetary policy and interest rates unchanged through the end of the year.

Maintaining a long-term investment approach, the Funds' managers have focused on principal stability, while pursuing current income. This strategy has generally proved favorable for the Funds despite the occasional short-term market volatility. Our managers will continue to adhere to this approach, as we believe it best serves our shareholders.

Thank you for your continued support of Franklin's Institutional Fiduciary Trust. We look forward to serving your investment needs in the months and years to come.


Sincerely,



Charles B. Johnson
Chairman of the Board
Franklin's Institutional Fiduciary Trust


Overview of
the Economy

At the beginning of 1996, the U.S. economy continued to experience slow growth and low inflation, leading the Federal Reserve to lower the target rate for federal funds for a second consecutive month, to 5.25% in January. Gross Domestic Product (GDP) growth for the first quarter was 2.2%, a 1.7% increase over the fourth quarter of 1995. GDP then swelled to 4.7% in the second quarter, the economy's fastest recorded growth in two years. Economic reports showed a decrease in the unemployment rate and an increase in the average hourly wage, raising fears that higher prices were imminent. This, in turn, raised concerns that the Federal Reserve might increase its target for the federal funds rate to keep inflation in check.

Third quarter GDP, however, grew to only 2.1%, well off the second quarter mark, even as unemployment hit a seven year low of 5.1% midway through the quarter. The dip in the GDP eased inflation fears, as consumers cut their spending and the housing market began to slow. As a result, inflation remained stable and interest rates declined into the fourth quarter. Short-term interest rates reflected these trends during the reporting period. For example, the 1-year Treasury bill yields fell from 5.83% in July 1996, to 5.48% by December 1996, as economic growth slowed. Declining mortgage rates later in the year increased the number of home buying and refinancing applications, thus strengthening a housing market that had been quiet in the third quarter.

Looking forward, we expect continued slow growth and low inflation, an environment that should enable interest rates to decline slightly and perhaps stabilize. We believe any tightening in monetary policy will depend on the economy's response in the coming months. If reports suggest a weakness, rate hikes may be unnecessary, but strength may force the Federal Reserve to change its course and raise short-term rates.

Tony Coffey is a portfolio manager for the Franklin Adjustable U.S. Government Securities Fund, Franklin Adjustable Rate Securities Fund, and the Franklin Valuemark U.S. Government Securities Fund. Mr. Coffey's area of expertise is mortgage-backed securities. Prior to joining Franklin, he was an associate for Analysis Group, Inc., an economic consulting firm.



GRAPH PICTURE



T. Anthony Coffey, CFA
Portfolio Manager


Mr. Coffey received a Bachelor of Arts degree in applied mathematics and economics from Harvard University and a Master of Business Administration degree from the University of California at Los Angeles. He is a Chartered Financial Analyst (CFA), and is a member of the Security Analysts of San Francisco and the Association for Investment Management and Research.


Franklin Institutional Adjustable
U.S. Government Securities Fund

The Franklin Institutional Adjustable U.S. Government Securities Fund seeks a high level of current income, consistent with lower volatility of principal, by investing all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Mortgage Portfolio), which has an investment objective identical to the Fund's. The Mortgage Portfolio, in turn, invests primarily in mortgage-backed securities created from pools of adjustable rate mortgages
(ARMS) issued or guaranteed by the U.S. government, its agencies or instrumentalities.1

The Institutional Adjustable U.S. Government Securities Fund performed well in recent months, despite increased volatility in the bond market. Interest rates rose close to their levels of earlier in the year, after rallying in November on signs of slower economic growth. If growth strengthens, or if higher labor costs cause increased inflation, it is possible that the Federal Reserve will vote to raise its target for the federal funds rate sometime in early 1997. This could lead to lower ARM prices due to their lagging coupon adjustments.

Overall,  ARMS have experienced  modest price  movements,  and we do not believe they are in danger of reaching their caps. Prepayments, which limit their potential appreciation, continue to be a concern. They were at high levels earlier this year, but fell when interest rates rose. The generally lower level of interest rates, especially long-term rates, earlier in 1996 created an incentive for homeowners to refinance from ARMS to fixed-rate mortgages, thus locking in attractively low rates. In an effort to reduce the negative impact of ARM prepayments, we have maintained an overweighting in seasoned, non-convertible ARMS, which are less likely to experience high levels of prepayments. By index, we tend to prefer those which adjust rapidly, such as the Constant Maturity Treasury (CMT), over those which tend to lag market movements, such as the Eleventh District Cost of Funds (COFI). The current breakdown of the portfolio by agency is as follows:




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Going forward, we anticipate a continuation of the current, slower growth, low inflation environment, which should lead to stable or slightly lower interest rates and less interest rate volatility. This condition should prove beneficial to ARMS in general, and we are actively positioning the Fund to take advantage of this environment. Our main concern continues to be stability of principal while maintaining a yield competitive with short-term alternatives.


1. Individual securities held by the Mortgage Portfolio, but not shares of the Franklin Institutional Adjustable U.S. Government Securities Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to timely payment of principal and interest.


Performance Summary

The Franklin Institutional Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, rose from $9.28 on June 30, 1996, to $9.30 on December 31, 1996.

The Fund continued to pursue its investment objective of providing high current income to its shareholders. For the six-month period ended December 31, 1996, the Fund paid monthly income distributions totaling $0.296905 per share. Of course, dividends will vary based on the earnings of the Fund's underlying portfolio, and past distributions are not predictive of future trends.

At the end of the reporting period, the Fund's distribution rate was 6.06%, based on an annualization of the dividends distributed during the last 30 days of the period ($0.046305 per share) and the net asset value of $9.30 on December 31, 1996.

The Fund provided a cumulative total return of 3.47% for the six-month period. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any. Past performance is not indicative of future results.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Figures2
Periods Ended December 31, 1996

                                                                 Since
                                                               Inception
                                1-Year         5-Year          (12/2/91)
Cumulative
Total Return:3                  6.52%          21.87%           22.57%

Average Anual
Total Return:4                  6.52%           4.03%            4.09%

30-Day Standardized Yield:5        6.06%
Distribution Rate:6                6.06%


2. Franklin Advisers, Inc., the Fund's administrator and the manager of the Fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases total return to shareholders. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

3. Cumulative total return reflects the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains.

4. Average annual total return reflects the average annual change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any. Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.

5. Yield, calculated as required by the SEC, is based on earnings of the Fund's underlying portfolio during the 30 days ended on the date shown.

6. Based on an annualization of the Fund's dividends for the 30-day period ($0.046305 per share) and the net asset value of $9.30 per share on Decem- ber 31, 1996.

Franklin Institutional
Adjustable Rate
Securities Fund

The Franklin Institutional Adjustable Rate Securities Fund seeks a high level of current income, with lower volatility of principal than a fund that invests in fixed-rate securities. The Fund seeks to achieve its objective by investing all of its assets in the Adjustable Rate Securities Portfolio, which in turn invests in adjustable rate securities, including adjustable rate mortgage securities
(ARMS) issued or guaranteed by private institutions or by U.S. government agencies.7 Investment in these securities has earned the Fund a credit rating of "Aa" from Moody's Investors Service.8 Shown to the right is a list of the top five issuers for the securities held in the Adjustable Rate Securities Portfolio as of December 31, 1996.

The Institutional Adjustable Rate Securities Fund performed well in recent months, despite increased volatility in the bond market. Interest rates rose close to their levels of earlier in the year, after rallying in November on signs of slower economic growth. If growth strengthens, or if higher labor costs cause an increase in inflation, it is possible that the Federal Reserve will vote to raise its target for the federal funds rate sometime in early 1997. This could lead to lower ARM prices due to their lagging coupon adjustments.

Overall, ARMS have experienced modest price movements, and we do not believe they are in danger of reaching their caps. Prepayments, which limit their potential appreciation, continue to be a concern. They were at high levels earlier this year, but fell when interest rates rose. The generally lower level of interest rates, especially long-term rates, earlier in 1996 created an incentive for homeowners to refinance from ARMS to fixed-rate mortgages, thus locking in attractively low rates. In an effort to reduce the negative impact of ARM prepayments, we maintained an overweighting in seasoned, non-convertible ARMS, which are less likely to experience high levels of prepayments. By index, we tend to prefer those which adjust rapidly, such as the Constant Maturity Treasury (CMT), over those which tend to lag market movements, such as the Eleventh District Cost of Funds (COFI).

Going forward, we anticipate a continuation of the current slower growth, low inflation environment, which should lead to stable or slightly lower interest rates and less interest rate volatility. This condition should prove beneficial to ARMS in general, and we are actively positioning the Fund to take advantage of this environment. Our main concern continues to be stability of principal while maintaining a yield competitive with short-term alternatives.


Adjustable Rate Securities Portfolio
Top Five Issuers on December 31, 1996
                                           Percent of
Issuer                                  Total Net Assets
--------------------------------------------------------
1. Resolution Trust Corporation               25.9%
2. Pru-Home                                   13.2%
3. Salomon                                    12.2%
4. Residential Funding Corporation            11.2%
5. FMNA                                       7.3%


7. Individual securities held by the Adjustable Rate Securities Portfolio, but not shares of the Franklin Institutional Adjustable Rate Securities Fund, are guaranteed by private institutions, the U.S. government, its agencies or instrumentalities, as to timely payment of principal and interest.

8. The "Aa" rating reflects Moody's assessment of the investment quality of shares in the Fund, which factors in the Fund's investment objectives and policies, the creditworthiness of the Fund's investments, and management. Funds rated "Aa" are judged to be of an investment quality similar to "Aa"-rated, fixed-income obligations, which indicates the next best level of quality after "Aaa." The rating does not consider the prospective performance of a fund with respect to appreciation, the volatility of net asset value, or yield, nor does it reflect approval by Moody's, and is subject to change.


Performance Summary

The Franklin Institutional Adjustable Rate Securities Fund's share price, as measured by net asset value, rose from $9.79 on June 30, 1996, to $9.84 on December 31, 1996.

The Fund continues to pursue its investment objective of providing a high level of current income by investing in an underlying portfolio of adjustable-rate securities. For the six-months ended December 31, 1996, the Fund paid monthly income distributions totaling $.302 per share. Of course, dividends will vary based on the earnings of the underlying portfolio, and past distributions are not predictive of future trends.

At the end of the reporting period, the Fund's distribution rate was 6.04% based on the annualization of the dividends distributed over the last 30 days of the period ($.048888 per share) and the net asset value of $9.84 per share on December 31, 1996.

The Fund posted a cumulative total return of 3.64% for the six-month period ended December 31, 1996. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any. Past performance is not indicative of future results.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Figures9

Periods Ended December 31, 1996

                                                      Since
                                                    Inception
                              1-Year      5-Year     (1/3/92)
Cumulative
Total Return:10                6.10%      29.70%      29.70%

Average Annual
Total Return:11                6.10%       5.34%       5.34%

30-Day Standardized Yield:12       6.09%
Distribution Rate:13               6.04%


9. Franklin Advisers, Inc., the Fund's administrator and the manager of the Fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases total return to shareholders. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

10. Cumulative total return reflects the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any.

11. Average annual total return reflects the average annual change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any.

12. Yield, calculated as required by the SEC, is based on earnings of the Fund's underlying portfolio during the 30 days ended on the date shown.

13. Based on an annualization of the Fund's dividends for the 30-day period ($0.048888 per share) and the net asset value of $9.84 per share on December 31, 1996. Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.


INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


                                                                                                                        Value
 Shares    Franklin Institutional Adjustable U.S. Government Securities Fund                                          (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
           Mutual Funds  100.0%
 940,069   U.S. Government Adjustable Rate Mortgage Portfolio (Note 1) ...........................................   $8,808,451
                                                                                                                     ----------
                     Total Investments (Cost $9,211,709)  100.0% .................................................    8,808,451
                     Other Assets and Liabilities, Net............................................................          757
                                                                                                                     ----------
                     Net Assets  100.0% ..........................................................................   $8,809,208
                                                                                                                     ==========



           At December 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $9,430,166 was as follows:
             Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost ......................................................................        $  --
             Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value ......................................................................     (621,715)
                                                                                                                      ----------
             Net unrealized depreciation .........................................................................   $ (621,715)
                                                                                                                      ==========



                             The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


                                                                                                                        Value
 Shares    Franklin Institutional Adjustable Rate Securities Fund                                                     (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
 475,684   Adjustable Rate Securities Portfolio (Note 1)..........................................................   $4,680,734
                                                                                                                     ----------
                     Total Investments (Cost $4,773,416)  100.1% .................................................    4,680,734
                     Liabilities in Excess of Other Assets(0.1)% .................................................       (4,759)
                                                                                                                     ----------
                     Net Assets  100.0% ..........................................................................   $4,675,975
                                                                                                                     ==========


           At December 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $4,774,070 was as follows:
             Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost ......................................................................          $--
             Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value.......................................................................      (93,336)
                                                                                                                      ----------
             Net unrealized depreciation .........................................................................    $ (93,336)
                                                                                                                      ==========



                             The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Financial Statements

Statements of Assets and Liabilities
December 31, 1996 (unaudited)

                                     Franklin
                                   Institutional       Franklin
                                  Adjustable U.S.    Institutional
                                    Government      Adjustable Rate
                                 Securities Fund    Securities Fund
                                 ---------------    ---------------
Assets:
 Investments in securities:
  At identified cost              $  9,211,709    $ 4,773,416
                                  ============    ===========
  At value                           8,808,451      4,680,734
 Cash                                      457            317
 Prepaid expenses                        1,043             --
                                  ------------    -----------
      Total assets                   8,809,951      4,681,051
                                  ------------    -----------
Liabilities:
 Payables:
  Administration fees                      377            200
  Shareholder servicing costs              366            203
 Accrued expenses and
  other liabilities                         --          4,673
                                  ------------    -----------
      Total liabilities                    743          5,076
                                  ------------    -----------
Net assets, at value              $  8,809,208    $ 4,675,975
                                  ============    ===========
Net assets consist of:
 Net unrealized depreciation
  on investments                   $  (403,258)  $    (92,682)
 Net realized loss                 (30,236,599)    (2,003,070)
 Capital shares                     39,449,065      6,771,727
                                  ------------    -----------
Net assets, at value              $  8,809,208    $ 4,675,975
                                  ============    ===========
Shares outstanding                     947,234        475,235
                                  ============    ===========
Net asset value per share              $9.30          $9.84
                                  ============    ===========



Statements of Operations
for the six months ended December 31, 1996 (unaudited)


                                     Franklin
                                   Institutional       Franklin
                                  Adjustable U.S.    Institutional
                                    Government      Adjustable Rate
                                 Securities Fund    Securities Fund
                                 ---------------    ---------------
Investment income:
 Dividends                            $287,371       $150,683
                                  ------------    -----------
Expenses:
 Administration fees (Note 5)            2,311          1,190
 Shareholder servicing costs (Note 5)      674            236
 Registration fees                       1,977            641
 Reports to shareholders                 1,525          1,039
 Professional fees                       1,153          1,751
 Trustees' fees and expenses               245             95
 Other expenses                            450            222
                                  ------------    -----------
      Total expenses                     8,335          5,174
                                  ------------    -----------
       Net investment income           279,036        145,509
                                  ------------    -----------
Realized and unrealized gain
 (loss) on investments:
  Net realized loss                    (43,351)        (5,115)
  Net unrealized appreciation
   during the year                      72,050         30,172
                                  ------------    -----------
Net realized and unrealized
 gain on investments                    28,699         25,057
                                  ------------    -----------
Net increase in net assets
 resulting from operations            $307,735       $170,566
                                  ============    ===========



   The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended December 31, 1996 (unaudited) and for the year ended June 30, 1996

                                                                                  Franklin                     Franklin
                                                                          Institutional Adjustable     Institutional Adjustable
                                                                       U.S. Government Securities Fund   Rate Securities Fund
                                                                             ------------------------------------------
                                                                          Six months       Year        Six months       Year
                                                                             ended         ended          ended         ended
                                                                           12/31/96       6/30/96       12/31/96       6/30/96
                                                                           ---------    ----------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income.................................................   $  279,036      $ 858,385    $  145,509     $ 529,470
 Net realized loss from security transactions..........................      (43,351)    (1,419,252)       (5,115)     (104,150)
 Net unrealized appreciation on investments............................       72,050      1,534,083        30,172       108,261
                                                                           ---------    ----------     -----------    ----------
      Net increase in net assets resulting from operations.............      307,735        973,216       170,566       533,581

Distributions to shareholders from
 undistributed net investment income...................................     (293,657)      (886,196)     (145,509)     (529,470)
Increase (decrease) in net assets from
 capital share transactions (Note 3)...................................     (652,616)   (15,659,221)      197,786    (4,147,031)
                                                                           ---------    ----------     -----------    ----------
      Net increase (decrease) in net assets............................     (638,538)   (15,572,201)      222,843    (4,142,920)
Net assets:
 Beginning of period...................................................    9,447,746     25,019,947     4,453,132     8,596,052
                                                                           ---------    ----------     -----------    ----------
 End of period.........................................................   $8,809,208   $  9,447,746    $4,675,975   $ 4,453,132
                                                                           =========    ==========     ===========    ==========
Undistributed net investment income included in net assets:
 Beginning of period...................................................       14,621         42,432            --            --
                                                                           ---------    ----------     -----------    ----------
 End of period.........................................................         $ --     $   14,621           $--          $ --
                                                                           =========    ==========     ===========    ==========



                             The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is a diversified, open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of seven separate and distinct Funds.

These financial statements pertain to the Franklin Institutional Adjustable U.S. Government Securities Fund (the Adjustable U.S. Government Fund) and the Franklin Institutional Adjustable Rate Securities Fund (the Adjustable Rate Securities Fund) (the Funds). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio. The investment objective of each fund is to seek current income.

The Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund invest substantially all of their assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Mortgage Portfolio) and in the Adjustable Rate Securities Portfolio (the Securities Portfolio), respectively. Both are no load, open-end, diversified management investment companies having the same investment objective as the Funds. The financial statements of the Mortgage Portfolio and the Securities Portfolio, including the Statements of Investment in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

On June 14, 1996, the Franklin Late Day Money Market Portfolio (a fund of the Trust) ceased operations pursuant to a resolution approved by the Board of Trustees on May 14, 1996.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

The Funds hold Portfolio shares that are valued at their proportionate interest in the net assets of the Mortgage Portfolio and the Securities Portfolio. At December 31, 1996, the Adjustable U.S. Government Fund owns approximately 2% of the Mortgage Portfolio and the Adjustable Rate Securities Fund owns 23% of the Securities Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net  investment  income  includes  income,  calculated  on an accrual  basis and
estimated   expenses   which  are  accrued  daily.   The  total   available  for
distributions is computed daily.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested monthly in additional shares of the Funds at net asset value.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, the Funds had accumulated net realized capital loss carryovers as follows:

                                            Franklin Institutional   Franklin Institutional
                                          Adjustable U.S. Government    Adjustable Rate
                                              Securities Fund           Securities Fund
                                                -----------------------------------
     Capital loss carryovers
      Expiring in: 2001..................       $ 6,444,126            $ 1,762
     2002................................        20,034,597          1,111,813
     2003................................         2,287,422            771,534
     2004................................         1,064,617              4,914
                                                -----------          ----------
                                                $29,830,762         $1,890,023
                                                ===========          ==========

In addition, during the period November 1, 1995 through June 30, 1996, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund incurred net realized capital losses of approximately $134,166 and $107,932 respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses for tax purposes and treat them as having arisen in the year ended June 30, 1997.

For tax purposes, the aggregate cost of securities and unrealized depreciation are higher than for financial reporting purposes at December 31, 1996 by $218,457 in the Adjustable U.S. Government Fund and $654 in the Adjustable Rate Securities Fund.


3. TRUST SHARES

At December 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Funds' shares were as follows:

                                                                              Franklin Institutional    Franklin Institutional
                                                                            Adjustable U.S. Government      Adjustable Rate
                                                                                  Securities Fund           Securities Fund
                                                                                -------------------       -------------------
                                                                               Shares       Amount       Shares       Amount
                                                                              --------    ----------    ---------    ----------
Six Months ended December 31, 1996
 Shares sold...............................................................      1,831     $   16,975      53,237    $  520,484
 Shares issued in reinvestment of distributions............................      3,524         32,676       2,272        22,318
 Shares redeemed...........................................................    (75,670)      (702,267)    (35,174)     (345,016)
                                                                              --------     ----------    --------    ----------
 Net increase (decrease)...................................................    (70,315)   $  (652,616)     20,335   $   197,786
                                                                              ========     ==========    ========    ==========
Year ended June 30, 1996
 Shares sold...............................................................     22,039      $ 204,794     365,324    $3,579,331
 Shares issued in reinvestment of distributions............................     11,742        109,054       3,008        29,513
 Shares redeemed........................................................... (1,720,214)   (15,973,069)   (792,417)   (7,755,875)
                                                                              --------     ----------    --------    ----------
 Net decrease.............................................................. (1,686,433)  $(15,659,221)   (424,085)  $(4,147,031)
                                                                              ========     ==========    ========    ==========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended December 31, 1996, were as follows:

                              Franklin Institutional    Franklin Institutional
                            Adjustable U.S. Government     Adjustable Rate
                                  Securities Fund          Securities Fund
                                 -----------------         ---------------
   Purchases...................      $299,612                 $668,999
   Sales.......................      $969,874                 $469,435


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Administration Agreement:

Under the terms of the administration agreement, Franklin Advisers, Inc. (Advisers), provides various administrative, statistical and other services, and receives fees computed monthly based on each Fund's average daily net assets at an annualized rate of 0.05%.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. Shareholder Services Agreement

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended December 31, 1996 aggregated $674 and $236 respectively, of which $258 and $41 respectively, were paid to Investor Services.

c. Other Affiliates and Related Party Transactions

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, and Investor Services (both wholly-owned subsidiaries of Franklin Resources, Inc.) and of the Adjustable Rate Securities Portfolios.


6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund are as follows:

                     Per Share Operating Performance                                         Ratios/Supplemental Data
          -----------------------------------------------------                          ---------------------------------
                                                         Distri-      Net                Net                 Ratio of Net
         Net Asset             Net Realized              butions     Asset             Assets at   Ratio of    Investment
Period   Value at      Net     & Unrealized  Total From  From Net    Value              End of    Expenses to  Income to   Portfolio
 Ended   Beginning  Investment  Gain (Loss)  Investment Investment  at End     Total    Period    Average Net   Average    Turnover
June 30  of Period   Income    on Securities Operations   Income   of Period  Return*  (in 000's)  Assets3**   Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Institutional Adjustable U.S. Government Securities Fund:
19921     $10.00     $.373        $(.010)      $.363      $(.373)    $9.99     3.70%   $1,265,392    .35%+       6.24%+     62.79%
1993        9.99      .480         (.130)       .350       (.480)     9.86     4.01       861,311    .35         4.89       66.55
1994        9.86      .360         (.467)      (.107)      (.353)     9.40    (1.11)       51,738    .07         3.49       29.47
1995        9.40      .551         (.155)       .396       (.546)     9.25     4.41        25,020    .23         5.81       14.86
1996        9.25      .600          .028        .628       (.598)     9.28     6.98         9,448    .38         5.90      102.66
19964       9.28      .283          .034        .317       (.297)     9.30     3.47         8,809    .43+        6.09+       3.27

Franklin Institutional Adjustable Rate Securities Fund:
19922      10.00      .239          .040        .279       (.239)    10.04     2.82            --     --         7.13+         --
1993       10.04      .559           --         .559       (.559)    10.04     5.72        44,734     --         5.56       74.77
1994       10.04      .437         (.270)       .167       (.437)     9.77     1.65        31,198    .25         4.32      197.22
1995        9.77      .589          .010        .599       (.589)     9.78     6.35         8,596    .31         5.84       12.44
1996        9.78      .600          .011        .611       (.601)     9.79     6.41         4,453    .36         6.16       45.98
19964       9.79      .300          .052        .352       (.302)     9.84     3.64         4,676    .47+        6.17+       9.99


+Annualized.
1For the period November 1, 1991 (effective date of registration) to June 30, 1992.
2For the period January 3, 1992  (effective  date of  registration)  to June 30,
1992.
3Includes the Funds' share of the Portfolios' allocated expenses.
4For the six months ended December 31, 1996.
*Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value.
**During the periods indicated, Advisers agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                        Ratio of Expenses
                                                           to Average
                                                           Net Assets3
                                                           -----------
              Franklin Institutional Adjustable
               U.S. Government Securities Fund
                19921.................................        .49%+
                1993..................................        .46
                1994..................................        .45
                1995..................................        .54
                1996..................................        .55
                19964.................................        .60+
              Franklin Institutional Adjustable
               Rate Securities Fund
                19922.................................        .69+
                1993..................................        .60
                1994..................................        .50
                1995..................................        .59
                1996..................................        .61
                19964.................................        .67+


ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31,1996 (unaudited)


    Face                                                                                                               Value
   Amount         U.S. Government Adjustable Rate Mortgage Portfolio                                                 (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                  Adjustable Rate Mortgage Securities  97.8%
                  Federal Home Loan Mortgage Corp. (FHLMC)25.0%
$  5,342,389      FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.625%, 11/01/16 ...................     $ 5,530,822
   2,014,195      FHLMC, Cap 11.939%, Margin 2.127% + CMT, Resets Annually, 7.656%, 07/01/20 ..................       2,064,450
     711,485      FHLMC, Cap 12.176%, Margin 2.015% + CMT, Resets Annually, 7.365%, 04/01/20 ..................         726,790
   3,342,122      FHLMC, Cap 12.177%, Margin 2.265% + CMT, Resets Annually, 7.557%, 07/01/20 ..................       3,442,219
     675,355      FHLMC, Cap 12.68%, Margin 2.195% + CMT, Resets Annually, 7.884%, 02/01/19 ...................         700,019
   2,245,046      FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.666%, 04/01/19 ..................       2,324,902
   5,038,450      FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.256%, 07/01/18 ...................       5,183,053
     819,150      FHLMC, Cap 12.80%, Margin 2.05% + CMT, Resets Annually, 7.705%, 11/01/18 ....................         833,191
   7,309,898      FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.749%, 04/01/18 ...................       7,617,937
   6,132,462      FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.582%, 09/01/19 ...................       6,347,117
   2,920,219      FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.645%, 12/01/16 ..................       3,020,468
   2,089,002      FHLMC, Cap 13.16%, Margin 2.115% + CMT, Resets Annually, 7.656%, 07/01/19 ...................       2,165,200
   2,811,760      FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.931%, 10/01/18 ..................       2,924,166
     940,321      FHLMC, Cap 13.269%, Margin 2.249% + CMT, Resets Annually, 7.551%, 05/01/19 ..................         974,662
     420,169      FHLMC, Cap 13.286%, Margin 2.164% + CMT, Resets Annually, 7.651%, 10/01/19 ..................         428,551
   2,339,480      FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.675%, 03/01/19 ..................       2,425,799
     715,981      FHLMC, Cap 13.302%, Margin 2.04% + CMT, Resets Annually, 7.621%, 04/01/18 ...................         741,235
   1,424,607      FHLMC, Cap 13.306%, Margin 2.057% + CMT, Resets Annually, 7.622%, 12/01/18 ..................       1,475,672
   1,982,207      FHLMC, Cap 13.36%, Margin 2.242% + CMT, Resets Annually, 7.572%, 07/01/20 ...................       2,055,827
   4,403,238      FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.583%, 07/01/19 ..................       4,561,675
   4,700,699      FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.561%, 03/01/18 ..................       4,863,261
   9,567,550      FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.551%, 04/01/19 ....................       9,907,867
   6,974,898      FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.709%, 07/01/20 ...................       7,233,946
     445,933      FHLMC, Cap 13.77%, Margin 2.057% + CMT, Resets Annually, 7.573%, 02/01/19 ...................         453,158
   3,181,674      FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.795%, 11/01/19 ..................       3,299,842
   8,567,547      FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.628%, 04/01/18 ..................       8,885,745
   2,163,440      FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 8.598%, 12/01/21 ............       2,241,065
   1,542,564      FHLMC, Cap 14.451%, Margin 2.00% + CMT, Resets Annually, 7.799%, 12/01/18 ...................       1,597,448
   3,532,002      FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.956%, 02/01/19 ...................       3,694,086
                                                                                                                     ----------
                        Total Federal Home Loan Mortgage Corp. (Cost $97,358,345)..............................      97,720,173
                                                                                                                     ----------
                  Federal National Mortgage Association (FNMA)  66.2%
   2,588,846      FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.619%, 11/01/18 .......       2,683,339
  17,148,860      FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.875%, 11/01/17 ....................      17,394,604
   4,574,859      FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.664%, 03/01/19 .....................       4,726,196
  12,199,445      FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 7.005%, 01/01/19 .........      12,400,857
   3,011,321      FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 01/01/19 ....................       3,002,679
  11,415,025      FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 09/01/18 ....................      11,346,647
   4,748,946      FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.486%, 01/01/19 ....................       4,809,542
   4,125,560      FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.584%, 11/01/20 ....................       4,304,527
   5,960,952      FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.332%, 05/01/19 ....................       6,184,314
   3,431,602      FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.843%, 06/01/17 ........       3,585,853
   5,698,426      FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 7.986%, 10/01/17 ..............       5,868,981
   7,657,293      FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.18%, 07/01/17 .........       7,826,749
   1,996,134      FNMA, Cap 12.911%, Margin 2.00% + 6 Month DR, Resets Semi-Annually, 7.34%, 02/01/18 .........       2,035,319
  10,352,447      FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 02/01/19 ....................      10,283,914
   3,635,584      FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.69%, 12/01/19 ....................       3,789,371
   5,766,322      FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.165%, 11/01/17 ..............       5,946,231
   5,851,294      FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.737%, 06/01/19 .....................       6,103,758
   8,913,532      FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.917%, 02/01/20 .....................       8,887,951
   5,719,388      FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.116%, 12/01/20 .........       5,824,510
   6,581,365      FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.684%, 04/01/19 ...................       6,877,198
                  Federal National Mortgage Association (FNMA) (cont.)
$  5,966,037      FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.413%, 06/01/19 ...................  $    6,191,861
   4,668,270      FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.44%, 04/01/19 ....................       4,845,638
   2,913,830      FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.721%, 11/01/26 .......       3,021,118
   3,098,168      FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.228%, 06/01/19 ....................       3,191,888
   8,247,914      FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.754%, 10/01/19 ....................       8,607,276
   8,324,619      FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.425%, 04/01/03 .....................       8,415,191
  13,022,191      FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.637%, 09/01/22 ...................      13,526,150
   6,353,806      FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.595%, 06/01/18 ...................       6,606,155
   6,088,889      FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.654%, 03/01/21 ...................       6,346,278
   8,903,463      FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.647%, 12/01/20 ...................       9,298,064
   3,135,002      FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.511%, 03/01/19 ....................       3,261,217
   4,984,485      FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.796%, 07/01/24 .........       4,970,179
   4,477,072      FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.75%, 02/01/19 .....................       4,667,124
   3,394,132      FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.975%, 12/01/18 ....................       3,543,872
   6,674,084      FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.639%, 01/01/19 ...................       6,947,926
   2,168,336      FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.723%, 03/01/21 ...................       2,250,907
  11,169,225      FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.025%, 05/01/21 ..............      11,510,557
   3,402,832      FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.646%, 03/01/20 ....................       3,548,337
   9,008,030      FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.092%, 01/01/16 ....................       9,190,442
   3,459,283      FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.838%, 05/01/19 ...................       3,614,778
   1,671,640      FNMA, Cap 15.381%, Margin 2.168% + CMT, Resets Annually, 7.674%, 02/01/20 ...................       1,742,369
                                                                                                                     ----------
                        Total Federal National Mortgage Association (Cost $260,239,295)........................     259,179,867
                                                                                                                     ----------
                  Government National Mortgage Association (GNMA)  6.6%
   7,886,377      GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/24 ......................       8,022,416
   7,439,099      GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.00%, 07/20/25 ......................       7,643,301
  10,000,000     eGNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 11/05/26 ......................      10,121,874
                                                                                                                     ----------
                        Total Government National Mortgage Association (Cost $25,550,854)......................      25,787,591
                                                                                                                     ----------
                        Total Long Term Investments (Cost $383,148,494)........................................     382,687,631
                                                                                                                     ----------
               c,dReceivables from Repurchase Agreements  4.2%
  16,164,191      Joint Repurchase Agreement, 6.59%, 01/02/97 (Maturity Value $16,448,748) (Cost $16,442,728)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                   Bear, Stearns & Co., Inc., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                   CIBC Wood Gundy Securities Corp., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                   Daiwa Securities America, Inc., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                   SBC Warburg, Inc., (Maturity Value $2,019,620)
                    Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                   The Nikko Securities Co. International, Inc., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                   UBS Securities, L.L.C., (Maturity Value $2,061,304)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .......................      16,442,728
                                                                                                                     ----------
                            Total Investments (Cost $399,591,222)  102.0%......................................     399,130,359
                            Liabilities In Excess of Other Assets(2.0)% .......................................      (7,534,484)
                                                                                                                     ----------
                            Net Assets  100.0% ................................................................    $391,595,875
                                                                                                                     ==========



                  At December 31, 1996, the net unrealized depreciation based on the cost of investment for income tax purposes of $ 399,591,222 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ............................................................     $ 2,111,124
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................      (2,571,987)
                                                                                                                     ----------
                    Net unrealized depreciation ...............................................................    $   (460,863)
                                                                                                                     ==========



PORTFOLIO ABBREVIATIONS :
3CMT    - 3 Year Constant Maturity Treasury Index
5CMT    - 5 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - Eleventh District Cost of Funds Index
DR      - Discount Rate
L.L.C.  - Limited Liability Corp.
NCI     - National Median Cost of Funds Index
TB      - Treasury Bill Rate


cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(g) regarding joint repurchase agreement.
eSee Note 1(h) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


    Face                                                                                                                Value
   Amount       Adjustable Rate Securities Portfolio                                                                   (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Adjustable Rate Mortgage Securities  76.0%
 $  855,995     FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 .........................     $  858,358
    419,926     FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.311%, 08/01/16 ........................        434,991
 1,000,000e     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 11/05/26 .........................      1,012,188
  1,008,732     Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets Annually, 7.274%, 01/25/18 ..      1,019,135
  1,183,836     PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.804%, 07/25/22 ........................      1,176,807
    783,549     PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.052%, 04/25/22 ........................        799,956
  1,697,847     RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.945%, 11/25/22 .........................      1,749,106
  1,263,186     RTC, Cap 12.66%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.249%, 04/26/21 .............      1,198,053
  1,828,337     RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.592%, 06/25/22 ...................      1,812,339
  1,269,207     RTC, Cap 16.48%, Margin NACR -0.15%, Resets Annually, 7.508%, 07/25/20 .........................      1,205,747
  1,919,204     Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR, Resets Annually,
                 7.95%, 10/25/16 ...............................................................................      1,908,409
    737,193     Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month LIBOR, Resets
                 Semi-Annually, 8.418%, 05/25/24 ...............................................................        758,865
    857,961     Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually, 7.815%,
                 12/25/18 ......................................................................................        867,882
    457,338     Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80% + COFI, Resets Monthly,
                 6.674%, 03/25/19 ..............................................................................        455,606
                                                                                                                     ----------
                      Total Adjustable Rate Mortgage Securities (Cost $15,696,194)..............................     15,257,442
                                                                                                                     ----------
                Fixed Rate Mortgage Securities  5.3%
  1,096,506     Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8, 6.25%, 07/25/09
                 (Cost $1,066,352)..............................................................................      1,071,155
                                                                                                                     ----------
                Other Adjustable Rate Securities  6.3%
  1,181,923     SBA, Cap 12.625%, Margin -0.125% + Prime, Resets Quarterly, 8.125%, 08/25/20 (Cost $1,274,261)..      1,273,522
                U.S. Government and Agency Securities  7.4%
    500,000     FNMA, 7.60%, 01/10/97 ..........................................................................        500,246
  1,000,000     U.S. Treasury Notes, 4.75%, 08/31/98 ...........................................................        981,875
                                                                                                                     ----------
                      Total U.S Government and Agency Securities (Cost $1,475,488)..............................      1,482,121
                                                                                                                     ----------
                      Total Long Term Investments (Cost $19,512,295)............................................     19,084,240
                                                                                                                     ----------
            c,dReceivables from Repurchase Agreements  9.5%
  1,865,401     Joint Repurchase Agreement, 6.59%, 01/02/97 (Maturity Value $1,898,385) (Cost $1,897,691)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $233,085)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities, L.L.C., (Maturity Value $237,900)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................      1,897,691
                                                                                                                     ----------
                          Total Investments (Cost $21,409,986)  104.5% .........................................     20,981,931
                          Liabilities in Excess of Other Assets(4.5)%...........................................       (911,640)
                                                                                                                     ----------
                          Net Assets  100.0%....................................................................    $20,070,291
                                                                                                                     ==========



                At December 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $21,409,986 as as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost .................................................................      $  24,297
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value .................................................................       (452,352)
                                                                                                                     ----------
                  Net unrealized depreciation ..................................................................     $ (428,055)
                                                                                                                     ==========

PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - Eleventh District Cost of Funds Index
FNMA    - Federal National Mortgage Association
GNMA    - Government National Mortgage Association
LIBOR   - London Interbank Offered Rate
L.L.C.  - Limited Liability Corp.
NACR    - National Average Contract Rate
NCI     - National Median Cost of Funds Index
PHMS    - Prudential Home Mortgage Securities
RFC     - Residential Finance Corp.
RTC     - Resolution Trust Corp.
SBA     - Small Business Administration
TB      - Treasury Bill Rate

cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(g) regarding joint repurchase agreement.
eSee Note 1(h) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements

Statements of Assets and Liabilities
December 31, 1996 (unaudited)

                                 U.S. Government
                                   Adjustable        Adjustable
                                 Rate Mortgage    Rate Securities
                                    Portfolio        Portfolio
                                  -----------------------------
Assets:
 Investments in securities:
  At identified cost              $ 383,148,494   $19,512,295
                                   ============   ===========
  At value                          382,687,631    19,084,240
 Receivables from repurchase
  agreements, at value and cost      16,442,728     1,897,691
 Receivables:
  Interest                            2,882,924       135,170
  Investment securities sold            910,352            --
                                   ------------   -----------
      Total assets                  402,923,635    21,117,101
                                   ------------   -----------
Liabilities:
 Payables:
  Investment securities
   purchased:
    When-Issued basis (Note 1)       10,128,003     1,012,801
  Capital shares repurchased          1,078,514        21,400
  Management fees                        62,469         8,031
  Distributions to shareholders           1,897           507
 Accrued expenses
  and other liabilities                  56,877         4,071
                                   ------------   -----------
      Total liabilities              11,327,760     1,046,810
                                   ------------   -----------
Net assets, at value              $ 391,595,875   $20,070,291
                                   ============   ===========
Net assets consist of:
 Net unrealized depreciation
  on investments                    $  (460,863)   $ (428,055)
 Net realized loss                 (137,820,589)   (2,743,716)
 Capital shares                     529,877,327    23,242,062
                                   ------------   -----------
Net assets, at value              $ 391,595,875   $20,070,291
                                   ============   ===========
Shares outstanding                   41,796,205     2,038,780
                                   ============   ===========
Net asset value per share               $9.37         $9.84
                                   ============   ===========


Statements of Operations
for the two months ended December 31, 1996 (unaudited)

                                 U.S. Government
                                   Adjustable      Adjustable
                                 Rate Mortgage   Rate Securities
                                    Portfolio       Portfolio
                                 ---------------------------
Investment income:
 Interest                            $4,414,876      $227,068
                                   ------------   -----------
Expenses:
 Management fees (Note 5)               265,558        13,535
 Professional fees                       10,586         1,066
 Trustees' fees and expenses              1,235            67
 Custodian fees                             752            50
 Reports to shareholders                    218           198
 Other                                    1,377           378
 Management fees waived
  by manager (Note 5)                  (113,719)       (6,832)
                                   ------------   -----------
      Total expenses                    166,007         8,462
                                   ------------   -----------
      Net investment income           4,248,869       218,606
                                   ------------   -----------
Net unrealized appreciation
 (depreciation) on investments          148,581       (23,904)
                                   ------------   -----------
Net increase in net assets
 resulting from operations           $4,397,450      $194,702
                                   ============   --=========



   The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Changes in Net Assets
for the two months ended December 31, 1996 (unaudited) and the year ended October 31, 1996

                                                                              U.S Government                Adjustable Rate
                                                                     Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                                          -----------------------------------------------
                                                                      For the two       For the       For the two     For the
                                                                     months ended     year ended     months ended   year ended
                                                                       12/31/96        10/31/96        12/31/96      10/31/96
                                                                      ----------      -----------     ----------    ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................   $   4,248,869  $   29,813,817     $  218,606   $ 1,391,109
  Net realized loss from security transactions ...................              --        (419,303)            --       (37,828)
  Net unrealized appreciation (depreciation) on investments ......         148,581       2,011,283        (23,904)      139,862
                                                                      ----------      -----------     ----------    ----------
      Net increase in net assets from operations .................       4,397,450      31,405,797        194,702     1,493,143
 Distributions to shareholders from undistributed
  net investment income ..........................................      (4,248,869)    (29,813,817)      (218,606)   (1,391,109)
 Decrease in net assets from capital share transactions (Note 3) .     (14,983,703)   (117,962,940)      (440,052)   (6,646,687)
                                                                      ----------      -----------     ----------    ----------
      Net decrease in net assets .................................     (14,835,122)   (116,370,960)      (463,956)   (6,544,653)
Net assets (there is no undistributed net investment
 income at beginning or end of the period):
  Beginning of period ............................................     406,430,997     522,801,957     20,534,247    27,078,900
                                                                      ----------      -----------     ----------    ----------
  End of period ..................................................    $391,595,875   $ 406,430,997    $20,070,291   $20,534,247
                                                                      ==========      ===========     ==========    ==========



                             The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is a no load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of two separate portfolios (the Portfolios): the U.S. Government Adjustable Rate
Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Portfolios may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Portfolios intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Portfolios normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends declared by the Portfolios equal their net investment income.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Repurchase Agreements:

The Portfolios may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Portfolios based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.

h. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Portfolios may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolios will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Portfolios have set aside sufficient investment securities as collateral for these purchase commitments.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Portfolios had accumulated capital loss carryovers as follows:

                                          U.S. Government
                                           Adjustable Rate    Adjustable Rate
                                         Mortgage Portfolio Securities Portfolio
                                             -----------      ------------
      Capital loss carryovers
       Expiring in: 2000.................    $ 45,439,616       $   57,701
      2001...............................      17,182,002           50,908
      2002...............................      67,102,060        1,987,888
      2003...............................       7,677,608          609,391
      2004...............................         419,303           37,828
                                              -----------     ------------
                                             $137,820,589       $2,743,716
                                              ===========     ============


For tax purposes, the aggregate cost of securities and unrealized depreciation of the Portfolios are the same as for financial statement purposes at December 31, 1996.


3. TRUST SHARES

At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares were as follows:

                                                                                 U.S Government                Adjustable Rate
                                                                        Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                                           -----------------------------------------------
                                                                          Shares         Amount         Shares        Amount
                                                                         ---------     ----------      ---------     ---------
Two months ended December 31, 1996
 Shares sold .......................................................     1,239,520   $   11,606,013       93,472    $   921,682
 Shares issued in reinvestment of distributions ....................       453,252        4,246,975       22,130        218,100
 Shares redeemed ...................................................    (3,293,640)     (30,836,691)    (160,158)    (1,579,834)
                                                                         ---------      ----------     ---------     ---------
      Net decrease..................................................    (1,600,868)  $  (14,983,703)     (44,556)   $  (440,052)
                                                                         =========      ==========     =========     =========
Year ended October 31, 1996
 Shares sold .......................................................     8,516,434    $  79,504,622      741,450    $ 7,267,077
 Shares issued in reinvestment of distributions ....................     3,196,067       29,832,645      141,790      1,391,107
 Shares redeemed ...................................................   (24,351,072)    (227,300,207)  (1,560,875)   (15,304,871)
                                                                         ---------      ----------     ---------     ---------
      Net decrease..................................................   (12,638,571)   $(117,962,940)    (677,635)  $ (6,646,687)
                                                                         =========      ==========     =========     =========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the two months ended December 31, 1996, were as follows:

                                          U.S. Government
                                          Adjustable Rate      Adjustable Rate
                                        Mortgage Portfolio  Securities Portfolio
                                        ------------------  --------------------
Purchases ............................       $10,088,281         $1,972,100
Sales.................................      $  8,063,664         $1,499,433


5.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Portfolio, and receives fees computed monthly based on the average net assets of each Portfolio as follows:

          Annualized Fee Rate  Average Daily Net Assets
            -------------      -------------------------------------------------
               0.400%          First $5 billion
               0.350%          Over $5 billion, up to and including $10 billion
               0.330%          Over $10 billion, up to and including $15 billion


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Fees are further reduced on net assets over $15 billion. Advisers agreed in advance to waive management fees for the Portfolios aggregating $120,551, for the two months ended December 31, 1996.

b. Other Affiliates and Related Party Transactions:

At December 31, 1996, 40,856,136 shares of the Mortgage Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund, and 940,069 shares were owned by the Franklin Institutional Adjustable U.S. Government Securities Fund. This represents 98% and 2%, respectively, of the outstanding shares of the Mortgage Portfolio.

At December 31, 1996, 1,561,657 shares of the Securities Portfolio were owned by the Franklin Adjustable Rate Securities Fund and 475,684 shares were owned by the Franklin Institutional Adjustable Securities Fund. This represents 77% and 23%, respectively, of the outstanding shares of the Securities Portfolio. The remaining 1,439 shares of the Securities Portfolio were owned by Franklin Resources, Inc. (Resources).

Certain officers and trustees of the Trust are also officers and/or directors of Advisers (a wholly-owned subsidiary of Resources) and of the Franklin Investors Securities Trust and Institutional Fiduciary Trust.


6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Portfolio are as follows:

                   Per Share Operating Performance                                            Ratios/Supplemental Data
          ---------------------------------------------------                         -------------------------------------
                                                                                                                Ratio of Net
        Net Asset            Net Realized          Distributions                                      Ratio of  Investment
 Year   Value at      Net    & Unrealized Total From  From Net   Net Asset             Net Assets at Expenses to Income to Portfolio
 Ended  Beginning Investment Gain (Loss)  Investment Investment Value at End Total   End of Period  Average Net   Average  Turnover
Oct. 31 of Period   Income  on Securities Operations   Income    of Period   Return+  (in 000's)     Assets++   Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Adjustable Rate Mortgage Portfolio
19931    $10.01     $.544      $(.100)     $ .444     $(.544)    $  9.91      4.53%   $4,201,411       .30%       5.49%      66.44%
19932      9.91      .313       (.090)       .223      (.313)       9.82      2.28     2,130,229       .27*       4.15*      76.55
1994       9.82      .415       (.630)      (.215)     (.415)       9.19     (2.22)      747,471       .02        4.01       56.43
1995       9.19      .572        .140        .712      (.572)       9.33      7.99       522,802       .18        6.17       20.16
1996       9.33      .589        .040        .629      (.589)       9.37      6.95       406,431       .25        6.31       24.63
19963      9.37      .100         --         .100      (.100)       9.37      1.07       391,596       .25*       6.40*       2.11

Adjustable Rate Securities Portfolio
19931     10.00      .599        .020        .619      (.599)      10.02      6.36        44,656        --        5.80       88.92
19932     10.02      .368        .010        .378      (.368)      10.03      3.83       124,309       .11*       4.76*     158.70
1994      10.03      .469       (.340)       .129      (.469)       9.69      1.32        41,619       .25        4.55      192.06
1995       9.69      .625        .120        .745      (.625)       9.81      7.94        27,079       .25        6.36       50.29
1996       9.81      .607        .050        .657      (.607)       9.86      6.91        20,534       .25        6.19       46.78
19963      9.86      .106       (.020)       .086      (.106)       9.84      0.87        20,070       .25*       6.46*       7.86


*Annualized
1For the year ended January 31, 1993.
2For the nine months ended October 31, 1993.
3For the two months ended December 31, 1996.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                      Ratio of
                                                      Expenses
                                                     to Average
                                                     Net Assets
                                                     ----------
U.S. Government Adjustable Rate Mortgage Portfolio
19931................................................   .42%
19932................................................   .41*
1994 ................................................   .42
1995 ................................................   .43
1996 ................................................   .42
19963................................................   .42*


                                                      Ratio of
                                                      Expenses
                                                     to Average
                                                     Net Assets
                                                     ----------
Adjustable Rate Securities Portfolio
19931................................................   .64%
19932................................................   .47*
1994 ................................................   .43
1995 ................................................   .47
1996.................................................   .47
19963................................................   .45*



Franklin Institutional Fiduciary Trust Adjustable Rate Mortgage Semi-Annual Report - December 31, 1996

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio composition of the Franklin U.S. Government Adjustable Rate Mortgage Portfolio as a percentage of the fund's total net assets on December 31, 1996.

U.S. Government Adjustable Rate Mortgage Portfolio
Composition by Issuing Agency
December 31, 1996


FNMA                    66%
FHLMC                   25%
GNMA                    7%
Cash and Equivalents    2%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares a $1,000,000 investment in the Franklin Institutional Adjustable U.S. Government Securities Fund, the Lehman Brothers Short 1-2 Government Index and a six month certificate of deposit from December 2, 1991 to December 31 1996.

Franklin Institutional Adjustable U.S. Government Securities Fund
Total Return Index Comparison
Based on $1,000,000 Investment (12/2/91 - 12/31/96)

Date          LB        6 Month CD           Franklin


Dec-91    $1,012,581     $1,003,000        $1,005,763
Jan-92    $1,012,682     $1,006,009        $1,008,016
Feb-92    $1,015,619     $1,009,128        $1,013,300
Mar-92    $1,016,634     $1,012,357        $1,018,313
Apr-92    $1,025,377     $1,015,394        $1,021,505
May-92    $1,033,991     $1,018,440        $1,027,510
Jun-92    $1,042,779     $1,021,394        $1,035,289
Jul-92    $1,053,520     $1,023,947        $1,035,689
Aug-92    $1,061,000     $1,026,507        $1,040,608
Sep-92    $1,069,700     $1,028,868        $1,045,261
Oct-92    $1,064,780     $1,031,337        $1,042,846
Nov-92    $1,063,821     $1,034,225        $1,045,257
Dec-92    $1,072,970     $1,036,810        $1,048,967
Jan-93    $1,082,734     $1,039,299        $1,053,160
Feb-93    $1,090,313     $1,041,689        $1,058,546
Mar-93    $1,093,257     $1,044,085        $1,059,897
Apr-93    $1,099,270     $1,046,486        $1,065,206
May-93    $1,096,852     $1,048,893        $1,066,863
Jun-93    $1,103,652     $1,051,411        $1,072,500
Jul-93    $1,106,301     $1,053,934        $1,076,718
Aug-93    $1,114,045     $1,056,358        $1,080,244
Sep-93    $1,117,499     $1,058,788        $1,079,225
Oct-93    $1,119,957     $1,061,223        $1,077,839
Nov-93    $1,120,965     $1,063,664        $1,070,331
Dec-93    $1,124,888     $1,066,110        $1,067,319
Jan-94    $1,131,188     $1,068,456        $1,070,661
Feb-94    $1,126,211     $1,071,234        $1,066,441
Mar-94    $1,123,282     $1,074,340        $1,058,202
Apr-94    $1,120,250     $1,077,778        $1,052,676
May-94    $1,122,154     $1,081,550        $1,057,195
Jun-94    $1,124,623     $1,085,552        $1,060,598
Jul-94    $1,133,845     $1,089,569        $1,063,904
Aug-94    $1,137,473     $1,093,600        $1,064,243
Sep-94    $1,136,563     $1,097,974        $1,063,579
Oct-94    $1,139,745     $1,103,135        $1,052,939
Nov-94    $1,136,098     $1,108,209        $1,052,260
Dec-94    $1,138,825     $1,113,750        $1,049,380
Jan-95    $1,152,718     $1,119,096        $1,058,105
Feb-95    $1,166,436     $1,124,356        $1,070,544
Mar-95    $1,173,085     $1,129,641        $1,077,181
Apr-95    $1,182,587     $1,134,837        $1,087,672
May-95    $1,199,024     $1,139,830        $1,111,157
Jun-95    $1,205,379     $1,144,732        $1,107,339
Jul-95    $1,211,045     $1,149,654        $1,115,457
Aug-95    $1,217,705     $1,154,597        $1,123,652
Sep-95    $1,223,185     $1,159,562        $1,131,701
Oct-95    $1,232,237     $1,165,012        $1,136,576
Nov-95    $1,241,355     $1,169,905        $1,146,760
Dec-95    $1,250,045     $1,174,702        $1,150,702
Jan-96    $1,259,920     $1,179,401        $1,159,171
Feb-96    $1,257,148     $1,184,000        $1,160,348
Mar-96    $1,257,902     $1,188,736        $1,167,762
Apr-96    $1,260,292     $1,193,610        $1,168,754
May-96    $1,264,073     $1,198,504        $1,172,487
Jun-96    $1,272,543     $1,203,538        $1,184,628
Jul-96    $1,277,633     $1,208,713        $1,188,629
Aug-96    $1,282,871     $1,213,789        $1,191,346
Sep-96    $1,293,134     $1,218,887        $1,200,488
Oct-96    $1,306,065     $1,224,007        $1,213,151
Nov-96    $1,314,424     $1,229,147        $1,219,427
Dec-96    $1,316,527     $1,234,310        $1,225,768



GRAPHIC MATERIAL (3)
The following line graph hypothetically compares a $1,000,000 investment in the Franklin Institutional Adjustable Rate Securities Fund, the Lehman Brothers Short 1-2 Government Index, and a six month certificate of deposit from January 1, 1992 to December 31, 1996.

Franklin Institutional Adjustable Rate Securities Fund
Total Return Index Comparison
Based on $1,000,000 Investment (1/3/92 - 12/31/96)
Date      LB              6 Month CD       Franklin

Jan-92  $1,000,090       $1,002,710        $ 1,000,000
Feb-92  $1,002,991       $1,005,818        $ 1,002,902
Mar-92  $1,003,994       $1,009,037        $ 1,006,473
Apr-92  $1,012,628       $1,012,064        $ 1,015,036
May-92  $1,021,134       $1,015,100        $ 1,019,506
Jun-92  $1,029,814       $1,018,044        $ 1,028,229
Jul-92  $1,040,421       $1,020,589        $ 1,031,395
Aug-92  $1,047,808       $1,023,140        $ 1,038,848
Sep-92  $1,056,400       $1,025,494        $ 1,045,265
Oct-92  $1,051,540       $1,027,955        $ 1,047,029
Nov-92  $1,050,594       $1,030,833        $ 1,050,643
Dec-92  $1,059,629       $1,033,410        $ 1,057,011
Jan-93  $1,069,272       $1,035,890        $ 1,062,116
Feb-93  $1,076,757       $1,038,273        $ 1,070,078
Mar-93  $1,079,664       $1,040,661        $ 1,075,909
Apr-93  $1,085,602       $1,043,054        $ 1,081,495
May-93  $1,083,214       $1,045,453        $ 1,084,023
Jun-93  $1,089,930       $1,047,963        $ 1,087,528
Jul-93  $1,092,545       $1,050,478        $ 1,092,991
Aug-93  $1,100,193       $1,052,894        $ 1,097,077
Sep-93  $1,103,604       $1,055,315        $ 1,100,207
Oct-93  $1,106,032       $1,057,743        $ 1,102,842
Nov-93  $1,107,027       $1,060,175        $ 1,104,743
Dec-93  $1,110,902       $1,062,614        $ 1,108,983
Jan-94  $1,117,123       $1,064,952        $ 1,111,629
Feb-94  $1,112,207       $1,067,720        $ 1,109,156
Mar-94  $1,109,316       $1,070,817        $ 1,099,484
Apr-94  $1,106,321       $1,074,243        $ 1,099,312
May-94  $1,108,201       $1,078,003        $ 1,103,342
Jun-94  $1,110,639       $1,081,992        $ 1,105,751
Jul-94  $1,119,747       $1,085,995        $ 1,110,743
Aug-94  $1,123,330       $1,090,013        $ 1,116,963
Sep-94  $1,122,431       $1,094,374        $ 1,114,187
Oct-94  $1,125,574       $1,099,517        $ 1,117,521
Nov-94  $1,121,972       $1,104,575        $ 1,118,366
Dec-94  $1,124,665       $1,110,098        $ 1,122,392
Jan-95  $1,138,386       $1,115,426        $ 1,129,077
Feb-95  $1,151,933       $1,120,669        $ 1,139,293
Mar-95  $1,158,499       $1,125,936        $ 1,145,098
Apr-95  $1,167,882       $1,131,115        $ 1,155,015
May-95  $1,184,116       $1,136,092        $ 1,168,400
Jun-95  $1,190,392       $1,140,977        $ 1,175,969
Jul-95  $1,195,987       $1,145,883        $ 1,178,479
Aug-95  $1,202,565       $1,150,811        $ 1,189,575
Sep-95  $1,207,976       $1,155,759        $ 1,195,751
Oct-95  $1,216,915       $1,161,191        $ 1,204,488
Nov-95  $1,225,920       $1,166,068        $ 1,211,917
Dec-95  $1,234,502       $1,170,849        $ 1,222,135
Jan-96  $1,244,254       $1,175,533        $ 1,228,522
Feb-96  $1,241,517       $1,180,117        $ 1,228,900
Mar-96  $1,242,262       $1,184,838        $ 1,234,068
Apr-96  $1,244,622       $1,189,695        $ 1,239,078
May-96  $1,248,356       $1,194,573        $ 1,241,180
Jun-96  $1,256,720       $1,199,590        $ 1,251,140
Jul-96  $1,261,747       $1,204,749        $ 1,256,238
Aug-96  $1,266,920       $1,209,809        $ 1,261,219
Sep-96  $1,277,055       $1,214,890        $ 1,270,351
Oct-96  $1,289,826       $1,219,992        $ 1,286,020
Nov-96  $1,298,081       $1,225,116        $ 1,294,231
Dec-96  $1,300,158       $1,230,262        $ 1,296,949

[OBJECT OMITTED]











                                                           January 15, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report for the Franklin Cash Reserves Fund (the Fund), for the period ended December 31, 1996.

The Fund is a series of Franklin's Institutional Fiduciary Trust, which is offered exclusively to qualified retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations, and government entities. Its investment objective is to seek high current income, consistent with capital preservation and liquidity. To achieve this objective, the Fund invests all of its assets in The Money Market Portfolio (the Portfolio), whose investment objective is the same as the Fund's. The Fund's underlying portfolio is managed to maintain a stable net asset value of $1.00 per share, although there is no guarantee that it will accomplish this goal.

During the reporting period, the economy achieved moderate growth without the threat of rising inflation, which eliminated the need for policy actions by the Federal Reserve. As a result, the federal funds rate target remained unchanged. Moreover, the 90-day Treasury bill yield fluctuated narrowly, from a low of 5.02% to a high of 5.28%. Within this environment, our managers adhered to a disciplined investment strategy, enabling them to seek out attractive opportunities through a variety of market conditions. We believe this approach benefits our shareholders in the long run, and we will continue to make every effort to employ this strategy going forward.

Thank you for your investment in the Franklin Cash Reserves Fund. We look forward to serving your investment needs in the months and years ahead.

Sincerely,



Charles B. Johnson

Chairman of the Board


OVERVIEW OF THE ECONOMY
Through the second half of 1996, U.S. economic growth remained positive, albeit at an unsteady pace. As the third quarter ended, the unemployment rate remained near a cyclical low, causing many bond investors to speculate that further economic growth would push up labor costs, which would eventually be passed on to consumers in the form of higher prices. Consumers, meanwhile, did not spend as much in the third quarter as they had earlier in the year. Consequently, third quarter GDP growth fell to 2.1%, while real final sales posted an increase of only 0.4%. This allowed interest rates to move lower during the fourth quarter, as inflation expectations declined.

Stable inflation rates, consumer credit problems, and lower-than-expected economic growth from major U.S. trading partners, such as Germany, Japan, and Mexico, kept a cap on interest rates during most of the period, as investors speculated about the future direction of the Federal Reserve's actions. For the period, the Federal Reserve did not raise short-term interest rates. In August, Chairman Alan Greenspan testified before Congress that the Federal Reserve expected economic growth to slow in the second half of 1996, raising hopes that it would achieve an economic "soft landing" without raising rates. At this time, it appears that the Federal Reserve has achieved its objective.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, the economy appears headed for more of the same, with most economists predicting slow growth and low inflation. If this forecast is correct, the Federal Reserve will have little reason to make additional policy moves, which argues for continued, stable short-term rates. Clearly, any changes in monetary policy will depend on the economy's response in the coming months. If reports suggest that the economy is weakening, rate hikes will be unnecessary. On the other hand, if the economy strengthens, the Federal Reserve may be forced to raise short-term interest rates.

Tom Runkel is a portfolio manager for Franklin's taxable money market funds. He joined Franklin in 1983 and served as an equity and money market trader from 1985 to 1989.

Picture Omitted

Mr. Runkel received a Bachelor of Science degree in political science from the University of California at Davis and a Master of Business Administration degree from Santa Clara University. He is a Chartered Financial Analyst (CFA).



Thomas J. Runkel, CFA

Portfolio Manager

We will continue to invest the Portfolio's assets in securities that are among the highest quality available to money market portfolios. Since the Fund's objective is to provide shareholders with a high quality, conservative investment, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.



FRANKLIN CASH RESERVES FUND

The Franklin Cash Reserves Fund's investment objective is to provide high current income, consistent with capital preservation and liquidity. It seeks to achieve this by investing all of its assets in The Money Market Portfolio, whose investment objective is the same as the Fund's. The Portfolio, in turn, invests in various money market instruments such as:

   U.S. government and federal agency obligations1
   Certificates of deposit
   Banker's acceptances
   High grade commercial paper
   High grade short-term corporate obligations
   Repurchase agreements collateralized by
   U.S. government securities1

The chart below illustrates the Portfolio's composition on December 31, 1996.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Portfolio's holdings are limited to money market instruments within the two highest rating categories assigned by Standard & Poor's Corporation or Moody's Investors Service, or in non-rated securities determined by the managers to be of comparable quality. In addition, the Portfolio invests 100% of its assets in securities with remaining maturities of 397 days or less. Such relatively short maturities allow the Portfolio to adjust quickly to changing interest rates. Security Selection Criteria Portfolio managers employ specific guidelines for determining buy-and-sell opportunities. For corporate paper, the selection process generally includes the following criteria:

  Issuer should have a long-term debt rating of "A" or higher from at least two major credit rating agencies

  Cash flow from operations to short-term debt ratio should be 100% or higher

  Short-term debt-to-capital ratio should be 15% or lower

  Issuer's standard deviation of cash flow growth should be 8.5 or lower

  Profitability ratios should be positive and trending higher

  Total debt-to-capital ratio should be 35% or lower

Through investing in a portfolio of high quality, short-term securities, the Franklin Cash Reserves Fund is designed to provide a high level of credit safety combined with a stable net asset value.2 As a result, investors often use the Fund for qualified retirement assets, as well as monies held in fiduciary, advisory and custodial capacities. Its competitive yield has also made it an attractive alternative cash management tool for corporations, banks, savings and loan associations and trust companies.3


PERFORMANCE SUMMARY
During the second half of 1996, the federal funds rate target remained unchanged. Since we maintained a relatively neutral average weighted maturity, the Fund's 7-day yield reflected this climate. The Fund started the period with a 7-day yield of 4.90% on June 30, 1996 and finished at 5.02%, as of December 31, 1996.4 The Fund's average weighted maturity was relatively stable, decreasing slightly from 54 days on June 30, 1996, to 48 days on December 31, 1996.

The following are the Fund's total returns and weekly 7-day yields.5 Of course, past performance cannot guarantee future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Figures

Period ended December 31, 1996

7-Day Current Yield:4                           5.02%
7-Day Effective Yield:4                         5.15%
Average Weighted Maturity:                    48 days


1. U.S. government securities owned by the Portfolio or held under repurchase agreement, but not shares of the Franklin Cash Reserves Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. An investment in the Franklin Cash Reserves Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained.

3. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments and Fund expenses. Past performance does not guarantee future results. Franklin Advisers, Inc., the administrator and manager of the underlying portfolio, has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.49% per annum of average net assets until at least June 30, 1997. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 4.84% and 4.96%, respectively. Franklin Advisers, Inc. may discontinue these arrangements at any time afterJune 30, 1997, upon notice to the Fund's Board of Trustees.

5. Source for the Lipper Institutional Money Market Funds Index is Lipper Analytical Services, Inc. As of December 1996, there were 171 funds in the institutional money market category. This index is unmanaged, and one cannot invest directly in an index. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value.


INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


                                                                                                        Value
  Shares     Franklin Cash Reserves Fund                                                              (Note 1)
             Mutual Funds  100.1%

51,554,346   The Money Market Portfolio (Note 1)..................................................   $51,554,346
                                                                                                   -------------
                       Total Investments (Cost $51,554,346)  100.1% ..............................    51,554,346
                       Liabilities in Excess of Other Assets  (0.1)%..............................       (36,941)
                                                                                                   -------------
                       Net Assets  100.0% ........................................................   $51,517,405
                                                                                                   =============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Franklin Cash Reserves Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets:
 Investments in securities, at value
  and cost                                 $51,554,346
 Cash                                              509
                                        --------------
      Total assets                          51,554,855
                                        --------------

Liabilities:
 Payables:
  Distribution fees                             14,845
  Shareholder servicing costs                      315
 Accrued expenses and other liabilities         22,290
                                        --------------
      Total liabilities                         37,450
                                        --------------
Net assets (equivalent to $1.00 per
 share based on 51,517,405 shares
 of capital stock outstanding)             $51,517,405
                                        ==============


Statement of Operations
for the six months ended December 31, 1996 (unaudited)

Investment income:
 Dividends                                  $1,144,192
                                        --------------

Expenses:
 Administration fees (Note 4)      $ 53,769
 Distribution fees (Note 4)          45,397
 Shareholder servicing costs
  (Note 4)                            2,906
 Registration fees                   13,606
 Reports to shareholders              8,843
 Professional fees                    2,969
 Trustees' fees and expenses          1,023
Administration fees waived by
 manager (Note 4)                   (53,769)
                              --------------

      Total expenses                            74,744
                                        --------------

       Net investment income                $1,069,448
                                        ==============




Statements of Changes in Net Assets for the six months ended December 31, 1996 (unaudited) and the year ended June 30, 1996

                              Six Months
                                 ended     Year ended
                               12/31/96      6/30/96
                          -------------------
Increase (decrease) in net assets:
Operations:
 Net investment income      $  1,069,448  $  1,251,420
Distributions to
 shareholders from net
 investment income            (1,069,448)   (1,251,420)
Increase in net assets
 from capital share
 transactions (Note 2)        21,136,348    15,835,753
                                ---------   ----------
Net increase in
 net assets                   21,136,348    15,835,753
Net assets (there is no
 undistributed net investment
 income at beginning or
 end of period):
  Beginning of period         30,381,057    14,545,304
                               ----------    ---------
  End of period              $51,517,405   $30,381,057
                               ==========    =========


The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Franklin Cash Reserves Fund

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust consists of seven separate and distinct funds. This report pertains only to the Franklin Cash Reserves Fund (the Fund), a diversified series of the Trust. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio. The Fund's investment objective is high current income consistent with capital preservation and liquidity.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is a no-load, open-end, diversified management investment company having the same investment objective as the Fund. The financial statements of the Portfolio, including the Statement of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

The Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. At December 31, 1996, the Fund owned 3.37% of the Portfolio.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distribution (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of the Fund at net asset value.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. TRUST SHARES

At December 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Fund's shares at $1.00 per share were as follows:

                                                  Six Months
                                                     ended          Year ended
                                               December 31, 1996   June 30, 1996
                                                 ------------       -----------
Shares sold....................................   $ 87,861,021    $ 146,315,356
Shares issued in reinvestment of distributions.      1,066,265        1,232,299
Shares redeemed................................    (67,790,938)    (131,711,902)
                                                 ------------       -----------
Net increase...................................   $ 21,136,348   $   15,835,753
                                                 ============       ===========


3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities for the six months ended December 31, 1996 aggregated $74,909,387 and $53,760,296, respectively.


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Administration Agreement:

Under the terms of an administration agreement, Franklin Advisers, Inc. (Advisers), provides various administrative, statistical, and other services, and receives fees computed monthly based on the Fund's average daily net assets at an annualized rate of 0.25%.

For the six months ended December 31, 1996, Advisers agreed in advance to waive the administration fees, as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended December 31, 1996 are noted in the Statement of Operations, all of which was paid to Investor Services.

c. Distribution Plans:

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.25% per annum of the Fund's average daily net assets for the costs incurred in the promotion, offering and marketing of the Fund's shares. The Plan does not permit nor require payments of excess costs after termination.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers and Investor Services (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Portfolio.





5. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period are as follows:


                                                                            Six Months
                                                                               ended         Year ended June 30,
                                                                         December 31, 1996    1996        1995
                                                                           ------------        --------------
Per Share Operating Performance
Net asset value at beginning of period................................        $1.00          $1.00       $1.00
Net investment income.................................................          .025           .052        .052
Distributions from net investment income..............................         (.025)         (.052)      (.052)
                                                                           ------------      -------     -------
Net asset value at end of period......................................        $1.00          $1.00       $1.00
                                                                           ============      =======     =======
Total Return*.........................................................         2.53%          5.35%       5.34%

Ratios/Supplemental Data
Net assets at end of period (in 000's)................................        $51,517        $30,381     $14,545
Ratio of expenses to average net assets++**...........................          .50%+          .49%        .40%
Ratio of net investment income to average net assets..................         5.04%+         5.10%       5.69%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.
+Annualized.
++Includes the Fund's share of the Portfolio's allocated expenses.
+++For the six months ended December 1996.
**During the periods indicated, Advisers agreed in advance to waive a portion of its administration fees and the management fees of the portfolio. Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:

                               Ratio of Expenses
                            to Average Net Assets++
1995......................          0.79%

1996......................          0.73

1996+++...................          0.77+

THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


    Face                                                                                               Value
   Amount       The Money Market Portfolio                                                           (Note 1)
           a    Short Term Investments 85.5%

                Certificates of Deposit35.7%
 $32,000,000    ABN-AMRO Bank NV, Chicago Branch, 5.53% - 5.76%, 03/06/97 - 03/18/97 .........     $  31,997,862
  25,000,000    Australia & NZ Banking Group, New York Branch, 5.37%, 02/12/97 ...............        25,000,000
  45,000,000    Bank of Nova Scotia, Portland Branch, 5.47% - 5.58%, 01/24/97 - 03/20/97 .....        45,000,000
  25,000,000    Banque Nationale de Paris, New York Branch, 5.37%, 01/14/97 ..................        25,000,000
  25,000,000    Bayerische Landesbank, New York Branch, 5.41%, 05/07/97 ......................        25,000,670
  25,000,000    Bayerische Vereinsbank, New York Branch, 5.75%, 01/07/97 .....................        25,000,000
  50,000,000    Credit Agricole, Chicago Branch, 5.40% - 5.47%, 05/05/97 - 05/27/97 ..........        50,000,000
  25,000,000    Den Danske Bank, New York Branch, 5.37%, 02/05/97 ............................        25,000,120
  45,000,000    Deutsche Bank, AG, New York Branch, 5.39% - 5.76%, 01/02/97 - 04/07/97 .......        45,000,661
  15,000,000    Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ..........................        14,998,629
  50,000,000    National Westminster Bank, Plc., New York Branch, 5.51% - 5.80%,
                 01/27/97 - 03/10/97 .........................................................        50,000,000
  25,000,000    Rabobank Nederland, NV, New York Branch, 5.46%, 04/18/97 .....................        25,000,729
  45,000,000    Societe Generale, New York Branch, 5.37% - 5.38%, 01/08/97 - 02/18/97 ........        45,000,000
  70,000,000    Svenska Handelsbanken, New York Branch, 5.38% - 5.48%, 03/21/97 - 03/28/97 ...        70,001,588
  45,000,000    Westpac Banking Corp., New York Branch, 5.40% - 5.43%, 03/11/97 - 05/12/97 ...        45,000,000
                                                                                                   -------------
                      Total Certificates of Deposit (Cost $547,000,259).......................       547,000,259
                                                                                                   -------------
                Commercial Paper49.8%
  42,752,000    Abbey National North America, 5.28% - 5.32%, 03/11/97 - 03/17/97 .............        42,297,795
  50,000,000    American Express Credit Corp., 5.28% - 5.30%, 01/28/97 - 03/19/97 ............        49,618,292
  20,000,000    Ameritech Corp., 5.34%, 03/07/97 .............................................        19,807,167
  25,000,000    ANZ (DE), Inc., 5.27%, 03/24/97 ..............................................        24,699,903
  45,000,000    Associates Corp. of North America, 5.28% - 5.32%, 01/22/97 - 03/26/97 ........        44,629,933
  40,000,000    BIL North America, Inc., 5.33%, 01/07/97 - 01/15/97 ..........................        39,934,855
  20,000,000    Canadian Imperial Holdings, Inc., 5.317%, 01/06/97 ...........................        19,985,231
  30,000,000    Cheltnham & Gloucester, Plc., 5.30% - 5.32%, 01/15/97 - 03/24/97 .............        29,737,867
  25,000,000    CIESCO, L.P., 5.32%, 01/10/97 ................................................        24,966,750
  30,000,000    Commonwealth Bank of Australia, 5.325% - 5.37%, 01/21/97 - 03/17/97 ..........        29,828,958
  70,000,000    General Electric Capital Corp., 5.29% - 5.59%, 02/06/97 - 05/02/97 ...........        69,275,095
  70,000,000    Generale Bank, Inc., 5.325% - 5.43%, 01/03/97 - 03/12/97 .....................        69,551,313
  50,000,000    Goldman Sachs Group, L.P., 5.34% - 5.35%, 03/14/97 - 03/20/97 ................        49,443,208
  15,000,000    Kingdom of Sweden, 5.32%, 01/21/97 ...........................................        14,955,666
  70,000,000    Merrill Lynch & Co., Inc., 5.30% - 5.33%, 02/19/97 - 03/13/97 ................        69,363,438
  50,000,000    Morgan Stanley Group, Inc., 5.34%, 03/18/97 - 03/25/97 .......................        49,410,375
  45,345,000    National Rural Utilities Cooperative Finance Corp., 5.31%, 01/09/97 - 01/17/97        45,261,992
  45,000,000    Toyota Motor Credit Corp., 5.31% - 5.32%, 01/08/97 - 01/16/97 ................        44,923,934
  25,000,000    Westpac Capital Corp., 5.32%, 01/13/97 .......................................        24,955,668
                      Total Commercial Paper (Cost $762,647,440)..............................       762,647,440
                                                                                                   -------------
                      Total Investments before Repurchase Agreements (Cost $1,309,647,699)....     1,309,647,699
                                                                                                   -------------
$ 14,810,000    Bear, Stearns & Co., Inc., 6.65%, 01/02/97 (Maturity Value $15,005,542)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ............................      $ 15,000,000
  14,815,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97 (Maturity Value $15,005,583)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ............................        15,000,000
  87,793,000    J.P. Morgan Securities, Inc., 6.60%, 01/02/97 (Maturity Value $85,971,511)
                 Collateral: U.S. Treasury Bills, 01/16/97 - 12/11/97
                U.S. Treasury Notes, 6.75%, 05/31/99 .........................................        85,940,000
  87,225,000    Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $84,964,633)
                 Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ............................        84,935,000
  13,910,000    UBS Securities, L.L.C., 6.75%, 01/02/97 (Maturity Value $15,005,625)
                 Collateral: U.S. Treasury Notes, 7.875%, 08/15/01 ...........................        15,000,000
                                                                                                   -------------
                      Total Receivables from Repurchase Agreements (Cost $215,875,000)........       215,875,000
                          Total Investments (Cost $1,525,522,699)99.6% .......................     1,525,522,699
                          Other Assets and Liabilities, Net0.4%...............................         5,681,264
                                                                                                   -------------
                          Net Assets100.0% ...................................................    $1,531,203,963
                                                                                                   =============


At December 31, 1996, there was no unrealized appreciation or depreciation for financial statements or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. bFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)



    Face                                                                                                Value
   Amount       The U.S. Government Securities Money Market Portfolio                                 (Note 1)
                aShort Term Government Securities 100.1%

                Government Securities14.7%
 $40,000,000    U.S. Treasury Bills, 5.05% - 5.135%, 02/06/97 - 05/22/97 (Cost $39,497,317) ....    $ 39,497,317
                                                                                                   -------------
                bReceivables from Repurchase Agreements  85.4%
  10,116,000    Aubrey G. Lanston & Co., Inc., 6.80%, 01/02/97 (Maturity Value $10,503,967)
                 Collateral: U.S. Treasury Notes, 7.875%, 01/15/98 .............................      10,500,000
  10,755,000    B.A. Securities, Inc., 6.20%, 01/02/97 (Maturity Value $10,503,617)
                 Collateral: U.S. Treasury Notes, 5.25%, 12/31/97 ..............................      10,500,000
  10,335,000    Bear, Stearns & Co., Inc., 6.65%, 01/02/97 (Maturity Value $10,503,879)
                 Collateral: U.S. Treasury Notes, 6.50%, 08/31/01 ..............................      10,500,000
  10,730,000    Barclays de Zoete Wedd Securities, Inc., 6.50%, 01/02/97 (Maturity Value $10,503,792)
                 Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ..............................      10,500,000
  10,500,000    Chase Securities, Inc., 6.40%, 01/02/97 (Maturity Value $10,503,733)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/97 .............................      10,500,000
  10,370,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97 (Maturity Value $10,503,908)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..............................      10,500,000
   9,555,000    Citicorp Securities, Inc., 6.75%, 01/02/97 (Maturity Value $10,503,938)
                 Collateral: U.S. Treasury Notes, 8.75%, 08/15/00 ..............................      10,500,000
  24,500,000    J.P. Morgan Securities, Inc., 6.50%, 01/02/97 (Maturity Value $24,508,847)
                 Collateral: U.S. Treasury Bills, 01/02/97 .....................................      24,500,000
  40,000,000    J.P. Morgan Securities, Inc., 6.60%, 01/02/97 (Maturity Value $40,014,667)
                 Collateral: U.S. Treasury Bills, 01/02/97 .....................................      40,000,000
  35,000,000    Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $35,012,211)
                 Collateral: U.S. Treasury Bills, 01/02/97 .....................................      35,000,000
  24,075,000    Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $24,083,400)
                 Collateral: U.S. Treasury Bills, 01/02/97 .....................................      24,075,000
  10,355,000    Nomura Securities International, Inc., 6.00%, 01/02/97 (Maturity Value $10,503,500)
                 Collateral: U.S. Treasury Notes, 6.75%, 06/30/99 ..............................      10,500,000
  10,475,000    SBC Warburg, Inc., 6.80%, 01/02/97 (Maturity Value $10,503,967)
                 Collateral: U.S. Treasury Notes, 6.00%, 08/31/97 ..............................      10,500,000
  10,539,000    UBS Securities, L.L.C., 6.75%, 01/02/97 (Maturity Value $10,503,938)
                 Collateral: U.S. Treasury Notes, 4.75%, 02/15/97 ..............................      10,500,000
                                                                                                   -------------
                      Total Receivables from Repurchase Agreements (Cost $228,575,000)..........     228,575,000
                                                                                                   -------------
                          Total Investments (Cost $268,072,317)100.1% ..........................     268,072,317
                          Liabilities in excess of Other Assets, Net(0.1%)......................        (319,309)
                                                                                                   -------------
                          Net Assets  100.0%....................................................    $267,753,008
                                                                                                   =============


At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. bFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

                                           The U.S.
                                          Government
                           The Money   Securities Money
                       Market PortfolioMarket Portfolio
                          -----------     -----------
Assets:
 Investment in
 securities, at
 value and cost          $1,309,647,699   $ 39,497,317
 Receivables from
 repurchase
 agreements, at
 value and cost             215,875,000    228,575,000
 Cash                           668,468          7,545
 Receivables:
  Interest                    5,974,682         41,181
                            -----------     -----------
      Total assets        1,532,165,849    268,121,043
                            -----------     -----------
Liabilities:
 Payables:
  Capital shares
   repurchased                  764,821        345,520
  Management fees               186,603         11,289
  Distributions to
   shareholders                       --            252
 Accrued expenses
  and other liabilities          10,462         10,974
                            -----------     -----------
      Total liabilities         961,886        368,035
                            -----------     -----------
Net assets, at value     $1,531,203,963   $267,753,008
                            ===========     ===========
Shares outstanding        1,531,203,963    267,753,008
                            ===========     ===========
Net asset value
 per share                        $1.00          $1.00
                            ===========     ===========





Statement of Operations
for the six months ended December 31, 1996 (unaudited)

                                           The U.S.
                            The Money     Government
                             Market    Securities Money
                        Market PortfolioMarket Portfolio
                           ----------     -----------
Investment income:
 Interest                  $45,035,668      $7,410,912
                           ----------     -----------
Expenses:
 Management fees
 (Note 5)                    1,235,945         208,325
 Reports to shareholders        24,798           5,341
 Professional fees              21,896           4,698
 Custodian fees                 12,332           2,136
 Trustees' fees and
 expenses                        6,196             884
 Other                             999          12,960
 Management fees
 waived by manager             (75,306)        (27,952)
                           ----------     -----------
      Total expenses         1,226,860         206,392
                           ----------     -----------
       Net investment
        income              43,808,808       7,204,520
                           ----------     -----------
Net realized gain
 on investments                    230           3,533
                           ----------     -----------
Net increase in net
 assets resulting
 from operations           $43,809,038      $7,208,053
                           ==========     ===========



The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended December 31, 1996 (unaudited) and the year ended June 30, 1996


                                                                                  The U.S. Government Securities
                                                  The Money Market Portfolio          Money Market Portfolio
                                                   ------------------------           -----------------------
                                                 Six Months           Year          Six Months         Year
                                               ended 12/31/96     ended 6/30/96   ended 12/31/96   ended 6/30/96
                                                 -----------       ----------- ---------------------
Increase (decrease) in net assets:
Operations:
 Net investment income......................    $  43,808,808     $  79,011,040     $ 7,204,520    $ 17,554,934
 Net realized gain from security transactions                               230              --           3,533            683
                                                 -----------       ----------- ---------------------
 Net increase in net assets resulting
 from operations............................       43,809,038        79,011,040       7,208,053      17,555,617
Distributions to shareholders from
 undistributed net investment income........      (43,809,038)a     (79,011,040)     (7,208,053)b   (17,555,617)c
Increase (decrease) in net assets from
 capital share transactions (Note 2)........      (18,881,284)      244,510,834     (17,948,096)   (188,953,282)
                                                 -----------       ----------- ---------------------
Net increase (decrease) in net assets.......      (18,881,284)      244,510,834     (17,948,096)   (188,953,282)
Net assets (there is no undistributed
 net investment income at beginning or
 end of the period):
  Beginning of period ......................    1,550,085,247     1,305,574,413     285,701,104     474,654,386
                                                 -----------       ----------- ---------------------
  End of period ............................   $1,531,203,963    $1,550,085,247    $267,753,008    $285,701,104
                                                 ===========       =========== =====================




aDistributions were increased by net realized gain from security transactions of $230.
bDistributions were increased by net realized gain from security transactions of $3,533.
cDistributions were increased by net realized gain from security transactions of $683.

The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (Money Market) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Money Market has two portfolios (the Portfolios) consisting of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio. The Portfolios' investment objective is high current income consistent with capital preservation and liquidity. Each of the Portfolios issues a separate series of shares and maintains a totally separate and distinct investment portfolio. The shares of Money Market are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Securities in the Portfolios are valued at amortized cost, which approximates value. Each of the Portfolios must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Portfolio has a remaining weighted average maturity of greater than 90 days, the Portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

Each Portfolio intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of the Portfolio at net asset value.

e. Expense Allocation:

Common expenses incurred by Money Market are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

f. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Repurchase Agreements

The Portfolios may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System.

A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.


2. TRUST SHARES

At December 31, 1996, there was an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares at $1.00 per share for the six months ended December 31, 1996 and the year ended June 30, 1996 were as follows:


                                                                                               The U.S. Government
                                                                                The Money       Securities Money
                                                                            Market Portfolio    Market Portfolio
                                                                              ------------        -------------
Six months ended December 31, 1996
Shares sold........................................................         $ 1,875,368,178        $ 547,941,786
Shares issued in reinvestment of distributions ....................              43,810,072            7,208,648
Shares redeemed ...................................................          (1,938,059,534)        (573,098,530)
                                                                              ------------        -------------
Net decrease ......................................................          $  (18,881,284)    $    (17,948,096)
                                                                              ============        =============
Year ended June 30, 1996
Shares sold........................................................         $ 2,507,821,633      $   824,267,024
Shares issued in reinvestment of distributions ....................              79,019,113           17,555,181
Shares redeemed ...................................................          (2,342,329,912)      (1,030,775,487)
                                                                              ------------        -------------
Net increase (decrease) ...........................................         $   244,510,834      $  (188,953,282)
                                                                              ============        =============

3. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, The Money Market Portfolio had an accumulated net realized capital loss carryover expiring in year 2002 of $3,790. For tax purposes, the aggregate cost of securities are the same for financial purposes at June 30, 1996.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/maturities of securities, including repurchase agreements, for the six months ended December 31, 1996, were as follows:


                                                                                               The U.S. Government
                                                                                 The Money      Securities Money
                                                                             Market Portfolio   Market Portfolio
                                                                               ------------       -------------
Purchases.................................................................   $36,831,213,679     $30,361,308,906
Sales.....................................................................   $36,850,555,181     $30,379,082,800


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Portfolios, and receives fees computed monthly based on the average daily net assets of the Portfolios during the month. The Portfolios pay fees equal to an annualized rate of 15/100 of 1% of their average daily net assets. For the six months ended December 31, 1996, Advisers agreed in advance to waive management fees for the Portfolios, aggregating $103,258.

b. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Portfolios are also officers and/or directors of Advisers and Franklin/Templeton Distributors, Inc. (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Franklin Money Fund, Institutional Fiduciary Trust, Franklin Templeton Money Fund Trust and Franklin Federal Money Fund.

At December 31, 1996, the shares of The Money Market Portfolio were owned by the following funds:

                                                                                                     Percentage of
                                                                                                      Outstanding
                                                                                         Shares         Shares
                                                                                      ----------------------------
Franklin Money Fund...............................................................   1,217,967,196        79.54%
Institutional Fiduciary Trust - Money Market Portfolio............................     254,807,998        16.64%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund.......................      51,554,346         3.37%
Franklin Templeton Money Fund Trust - Franklin Templeton Money Fund II............       6,874,423         0.45%


At December 31, 1996, the shares of The U.S. Government Securities Money Market
Portfolio were owned by the following funds:


                                                                                                     Percentage of
                                                                                                      Outstanding
                                                                                           Shares         Shares
                                                                                        ----------------------------
Institutional Fiduciary Trust - Franklin U.S. Government Securities -
 Money Market Portfolio...........................................................     142,857,653        53.35%
Franklin Federal Money Fund.......................................................     124,895,355        46.65%




6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by the Portfolios are as follows:


                    Per Share Operating Performance                               Ratios/Supplemental Data
                 ------------------------------------                           -----------------------------
                                                                                                      Ratio of Net
           Net Asset                Distributions  Net Asset                Net Assets    Ratio of     Investment
  Year      Value at       Net        From Net     Value at                   at End      Expenses       Income
  Ended     Beginning  Investment    Investment     End of       Total       of Period   to Average    to Average
June 30,    of Period    Income        Income       Period      Return+     (in 000's)  Net Assets++   Net Assets
The Money Market Portfolio
1993*          $1.00       $0.027      $(0.027)       $1.00    2.92%**      $ 222,358       0.15%**      3.18%**
1994            1.00        0.033       (0.033)        1.00    3.33           219,189       0.15         3.25
1995            1.00        0.053       (0.053)        1.00    5.46         1,305,574       0.15         5.42
1996            1.00        0.055       (0.055)        1.00    5.66         1,550,085       0.15         5.50
1996***         1.00        0.030       (0.030)        1.00    2.71         1,531,204       0.15**       5.36

The U.S. Government Securities Money Market Portfolio
1993*           1.00        0.021       (0.021)        1.00    2.27**         310,319       0.15**       3.05**
1994            1.00        0.032       (0.032)        1.00    3.25           218,548       0.15         3.20
1995            1.00        0.052       (0.052)        1.00    5.32           474,654       0.15         5.25
1996            1.00        0.054       (0.054)        1.00    5.55           285,701       0.15         5.45
1996***         1.00        0.027       (0.027)        1.00    2.65           267,753       0.15**       5.19

*July 28, 1992 (Effective date of registration) to June 30, 1993.
**Annualized
***For the six months ended December 31, 1996.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.
++During the periods indicated, Advisers agreed to waive in advance a portion of its management fees of the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:


                                                    Ratio of
                                                    Expenses
                                                   to Average
                                                   Net Assets
The Money Market Portfolio
1993*...........................................     0.17%**
1994............................................     0.17
1995............................................     0.16
1996............................................     0.16
1996***.........................................     0.16**
The U.S. Government Securities Money Market Portfolio
1993*...........................................     0.18%**
1994............................................     0.17
1995............................................     0.16
1996............................................     0.17
1996***.........................................     0.17**







To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



Franklin Cash Reserves Fund Semi-Annual Report December 31, 1996

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in line graph format the 90-Day Treasury bill yields from June 30, 1996 - December 31, 1996.


90- Day Treasury Bill Yields
June 30, 1996 - December 31, 1996

6/96       5.16%
7/96       5.28%
8/96       5.28%
9/96       5.02%
10/96      5.13%
11/96      5.13%
12/96      5.10%

GRAPHIC MATERIAL (2)

This chart shows in pie chart format the fund's securities breakdown by security type as a percentage of the fund's total net assets.

The Money Market Portfolio
Portfolio Composition as of December 31, 1996

Commercial Paper                    50.0%
Certificates of Deposit             35.9%
Repurchase Agreements               14.1%

GRAPHIC MATERIAL(3)

The following line graph compares the total returns of the Franklin Cash Reserves Fund to that of Lipper Institutional Money Market Index for the year ended December 31, 1996.

Franklin Cash Reserves Fund Total Returns vs. Lipper Institutional Money Market Index for the year ended December 31, 1996


           1-year
Franklin   5.08%
Lipper     5.16%